UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6621
                                                     ---------------------

                  Nuveen Premium Income Municipal Fund 2, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31st
                                           ------------------

                  Date of reporting period: April 30th
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT April 30, 2003

                              Nuveen
                Municipal Closed-End
                     Exchange-Traded
                               Funds

PREMIUM INCOME
NPI
NPM
NPT

PHOTO OF: MAN AND CHILD FISHING.
PHOTO OF: 2 MEN, CHILD AND DOG FISHING.

                         DEPENDABLE,
                     TAX-FREE INCOME
                             BECAUSE
             IT'S NOT WHAT YOU EARN,
                IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

FASTER INFORMATION
 RECEIVE YOUR
       NUVEEN FUND REPORT
           ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).


--------------------------------------------------------------------------------
SOME COMMON CONCERNS:

WILL MY E-MAIL ADDRESS BE DISTRIBUTED TO OTHER COMPANIES?

No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.


WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
--------------------------------------------------------------------------------


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Refer to the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.



IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

LOGO: NUVEEN INVESTMENTS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "NO ONE KNOWS WHAT THE FUTURE WILL BRING, WHICH IS WHY WE THINK A WELL-BALANCED PORTFOLIO ... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR LONG-TERM FINANCIAL GOALS."

Dear
  SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 16, 2003

Nuveen Municipal Closed-End Exchange-Traded Funds
(NPI, NPM, NPT)

Portfolio Manager's
               COMMENTS

Portfolio manager Tom Spalding reviews economic and market conditions, key investment strategies, and the recent performance of the Funds. Tom, who has managed municipal portfolios with Nuveen since 1976, assumed responsibility for NPI, NPM, and NPT in January 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE PERIOD ENDED APRIL 30, 2003?

The underlying economic and market conditions have not changed much since our last shareholder report dated October 31, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market during this reporting period continued to be the sluggish pace of economic growth and interest rates that remained at 40-year lows. At the same time, continued geopolitical concerns, centering on the ongoing threat of terrorism and the situation in Iraq, also had an impact during this reporting period, particularly in terms of investor sentiment.

In the municipal market, the slow economic recovery and the continued lack of inflationary pressures created conditions that helped many bonds perform well during this reporting period. As of April 2003, inflation was running at 1.5% annualized, the lowest annual rate in 37 years. Following a record year in 2002, municipal issuance nationwide remained very heavy during the first four months of 2003, with $113.5 billion in new municipal bonds coming to market, an increase of 21% over the same period in 2002. Despite the large supply of new municipal bonds, firm or improving prices indicated continued strong demand from investors. In particular, institutional investors such as property/casualty insurance companies, hedge funds, arbitrage accounts and pension funds were active buyers in the municipal market over much of this reporting period.

HOW DID THESE FUNDS PERFORM OVER THE TWELVE-MONTH PERIOD ENDED APRIL 30, 2003?

Individual results for the Funds, as well as for appropriate benchmarks, are presented in the accompanying table.

                                  TOTAL RETURN           LEHMAN       LIPPER
           MARKET YIELD                 ON NAV    TOTAL RETURN1     AVERAGE2
----------------------------------------------------------------------------
                                        1 YEAR           1 YEAR       1 YEAR
                     TAXABLE-            ENDED            ENDED        ENDED
       4/30/03    EQUIVALENT3          4/30/03          4/30/03      4/30/03
----------------------------------------------------------------------------
NPI      6.59%          9.41%            8.32%            8.49%       10.27%
----------------------------------------------------------------------------
NPM      6.64%          9.49%            9.93%            8.49%       10.27%
----------------------------------------------------------------------------
NPT      6.52%          9.31%            6.97%            8.49%       10.27%
----------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the twelve months ended April 30, 2003, NPI performed in line with the Lehman Index and under its Lipper Fund peer group average. NPM outperformed the Lehman Index, but also underperformed relative to its Lipper peer group. NPT underperformed both the Lehman index and its Lipper peer group.

1 The total annual returns on common share net asset value (NAV) for these Funds are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Nuveen Funds are compared with the average annualized return of the 58 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30%.

The relative performance of these Funds was influenced by several factors, including call exposure, portfolio trading activity, and the price movements of specific sectors and holdings. For example, the returns of both NPI and NPT were impacted during the reporting period by their holdings of bonds backed by American Airlines and United Air Lines. Over the twelve-month period, the market value of most airline-backed bonds fell, due in part to a decline in passenger volume and in part to the well-documented financial difficulties of these companies. As of April 30, 2003, NPI held $27.5 million par value, or 2% of its portfolio, in bonds backed by United and American, and their depreciation over the twelve-month period cost the Fund approximately 250 basis points in total return performance. NPT held $4.5 million at par in bonds backed by American, which resulted in underperformance of about 135 basis points for that Fund.

NPT's performance also continued to be affected by its holdings of several distressed credits, including several multifamily housing issues that accounted for a little over 3% of the Fund's par value as of April 30, 2003. Another distressed holding, bonds issued for CanFibre of Lackawanna, New York, was sold from NPT's portfolio in February 2003. Its further decline in the months prior to the sale resulted in a loss for the Fund that is reflected in the twelve-month return.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at historically low levels over the twelve-month period, the dividend-payment capabilities of these Funds benefited from their use of leverage. The extent of this benefit is tied in large part to the short-term rates the Funds pay their MuniPreferred, shareholders. Low short-term rates can enable the Funds to reduce the amount of income they pay MuniPreferred shareholders, which potentially can leave more earnings to support common share dividends. During the twelve months ended April 30, 2003, the continued low level of short-term interest rates enabled us to implement three dividend increases in NPI and one increase in NPM. NPT continued to pay steady, attractive dividends during this period, marking 35 consecutive months of stable or increasing dividends for shareholders as of April 30, 2003.

Over the course of this twelve-month period, favorable market conditions and strong investor demand helped to boost the share prices of all three Funds. Since their NAVs also increased, these Funds continued to trade at a discount to their common share net asset values as of April 30, 2003 (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE PREMIUM INCOME FUNDS DURING THE PERIOD ENDED APRIL 30, 2003?

Over the reporting period, we continued to place strong emphasis on diversifying the Funds' portfolios, enhancing call protection and supporting their future dividend-paying capabilities. Strategically, our main focus centered on systematically shortening the Funds' durations4, which we believe will help us better control the Funds' interest rate risk over time and enhance their ability to produce consistent returns. Interest rate risk is the risk that the value of a Fund's portfolio will decline when market interest rates rise (since bond prices move in the opposite direction of interest rates). The longer the duration of a Fund's portfolio, the greater its interest rate risk.

In line with our moderated duration strategy, we concentrated on finding value in the long-intermediate part of the yield curve (i.e., bonds that mature in about 20 years). In many cases, these long-intermediate bonds were offering yields similar to those of longer bonds but, in our opinion, had less inherent interest rate risk. Over the period, the purchase of bonds in this part of the curve helped to shorten the durations of these Funds, making their portfolios less sensitive to any changes in the interest rate environment while still allowing them to provide competitive yields.

In general, the heavy issuance in the municipal market over the past year provided us with increased opportunities to purchase the types of bond structures that we favor. We also continued to look for individual issues that we believed would perform well regardless of the future direction of interest rates. Overall, we emphasized undervalued sectors of the market and geographical areas with healthy levels of issuance, such as Texas and Florida.

Each of these Funds also held small amounts (less than 5% of the portfolio's par value) in bonds backed by the 1998 Master Tobacco Settlement Agreement. Over the past five years, fourteen states, the District of Columbia, Puerto Rico, Guam, New York City, and individual counties in California and New York have issued almost $20 billion of tobacco securitization bonds backed by this agreement. In recent months, the prices of these bonds weakened as the result of lawsuits

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

involving the major tobacco companies as well as the increased issuance of such bonds by states planning to use the proceeds to help close budget gaps. Although the sector as a whole produced negative returns over the twelve-month period, tobacco bonds showed some recovery toward the end of the period.

Given the current geopolitical and economic climate, we believed that maintaining strong credit quality remained a vital requirement, and we continued to emphasize higher rated and insured bonds in our purchases for the Funds. As of April 30, 2003, each of these Funds offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 78% to 86%.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET AND THE FUNDS?

We think new issuance volume should remain strong, as issuers continue to take advantage of the low rate environment. Adding to our expectations for continued strong issuance are the budget deficits affecting many states, and their continued need to raise money for infrastructure, education and healthcare needs. Over coming months, we will continue to closely monitor the states' budgetary situations to watch for any potential impact on credit ratings.

Looking at the bond call exposure of these Funds, each has between 12% to 14% of its portfolio subject to calls over the remainder of 2003. However, we believe the difference between the coupons of a number of these callable bonds and the rates at which new bonds could be issued makes it unlikely that we'll see all of these potential bond calls actually take place. In 2004, call exposure for each Fund drops back into the single digits. The number of actual calls during this time will depend largely on market interest rates and individual decisions made by issuers.

In the coming months, our primary goal will continue to be moderating the Funds' durations. In addition, we plan to watch for opportunities to purchase or swap for issues that we perceive to be undervalued, particularly in sectors of the market that have recently underperformed. The expected strong supply of new bonds should help us in this effort.

We believe these Funds continue to serve as a source of attractive tax-free income and portfolio diversification, and are convinced they will continue to offer benefits for shareholders in the months ahead.

Nuveen Premium Income Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2003


NPI

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                 71%
AA                                  15%
A                                   11%
BBB                                  1%
NR                                   1%
BB or Lower                          1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.56
--------------------------------------------------
Common Share Net Asset Value                $15.08
--------------------------------------------------
Market Yield                                 6.59%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.41%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $961,781
--------------------------------------------------
Average Effective Maturity (Years)           18.94
--------------------------------------------------
Leverage-Adjusted Duration                    8.44
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 7/88)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        10.72%         8.32%
--------------------------------------------------
5-Year                         6.48%         5.86%
--------------------------------------------------
10-Year                        5.21%         5.97%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Housing/Single Family                           9%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE
5/02                       0.0755
6/02                       0.0775
7/02                       0.0775
8/02                       0.0775
9/02                       0.0785
10/02                      0.0785
11/02                      0.0785
12/02                      0.0785
1/03                       0.0785
2/03                       0.0785
3/03                       0.08
4/03                       0.08


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     14.09
                           14.07
                           13.88
                           13.93
                           13.98
                           13.98
                           14.07
                           14.29
                           14.5
                           14.47
                           14.42
                           14.4
                           14.35
                           14.6
                           14.63
                           14.54
                           14.5
                           14.64
                           14.6
                           14.63
                           14.74
                           14.85
                           14.99
                           14.72
                           13.98
                           13.87
                           14.2
                           14.07
                           14.12
                           13.65
                           13.71
                           13.98
                           13.84
                           13.77
                           13.9
                           14.08
                           13.76
                           13.86
                           14
                           14.07
                           14.26
                           14.15
                           14.2
                           14.19
                           14.23
                           14.09
                           13.97
                           14.26
                           14.17
                           14.2
                           14.32
4/30/03                    14.5


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

Nuveen Premium Income Municipal Fund 2, Inc.

Performance
   OVERVIEW As of April 30, 2003


NPM

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                 67%
AA                                  12%
A                                   16%
BBB                                  2%
NR                                   3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.73
--------------------------------------------------
Common Share Net Asset Value                $15.42
--------------------------------------------------
Market Yield                                 6.64%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.49%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $633,716
--------------------------------------------------
Average Effective Maturity (Years)           16.94
--------------------------------------------------
Leverage-Adjusted Duration                    9.92
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 7/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.95%         9.93%
--------------------------------------------------
5-Year                         5.94%         6.18%
--------------------------------------------------
10-Year                        7.18%         7.09%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         27%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------
Housing/Single Family                           7%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.0805
6/02                       0.0815
7/02                       0.0815
8/02                       0.0815
9/02                       0.0815
10/02                      0.0815
11/02                      0.0815
12/02                      0.0815
1/03                       0.0815
2/03                       0.0815
3/03                       0.0815
4/03                       0.0815


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     14.42
                           14.48
                           14.55
                           14.5
                           14.58
                           14.55
                           14.54
                           14.54
                           14.71
                           15.01
                           14.78
                           14.84
                           14.7
                           14.89
                           15.16
                           14.98
                           14.88
                           15.09
                           15.2
                           15.05
                           15.07
                           15.2
                           15.16
                           14.95
                           14.3
                           14.25
                           14.4
                           14.68
                           14.23
                           14.08
                           14.35
                           14.48
                           14.19
                           14.09
                           14.28
                           14.47
                           14.16
                           14.14
                           14.28
                           14.32
                           14.36
                           14.24
                           14.37
                           14.37
                           14.52
                           14.33
                           14.2
                           14.61
                           14.61
                           14.43
                           14.53
4/30/03                    14.66



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.1047 per share.

Nuveen Premium Income Municipal Fund 4, Inc.

Performance
   OVERVIEW As of April 30, 2003


NPT

PIE CHART:
CREDIT QUALITY
AAA/U.S. GUARANTEED                 62%
AA                                  16%
A                                   13%
BBB                                  3%
NR                                   6%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.07
--------------------------------------------------
Common Share Net Asset Value                $13.54
--------------------------------------------------
Market Yield                                 6.52%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.31%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $585,306
--------------------------------------------------
Average Effective Maturity (Years)           17.25
--------------------------------------------------
Leverage-Adjusted Duration                    9.23
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 2/93)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         7.23%         6.97%
--------------------------------------------------
5-Year                         5.06%         4.55%
--------------------------------------------------
10-Year                        5.46%         5.74%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
U.S. Guaranteed                                12%
--------------------------------------------------
Housing/Multifamily                            11%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/02                       0.071
6/02                       0.071
7/02                       0.071
8/02                       0.071
9/02                       0.071
10/02                      0.071
11/02                      0.071
12/02                      0.071
1/03                       0.071
2/03                       0.071
3/03                       0.071
4/03                       0.071


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/02                     13.1
                           13.02
                           12.92
                           12.99
                           13.25
                           13.2
                           13.11
                           13.3
                           13.55
                           13.76
                           13.47
                           13.62
                           13.4
                           13.55
                           13.41
                           13.27
                           13.27
                           13.4
                           13.59
                           13.66
                           13.66
                           13.57
                           13.8
                           13.46
                           12.53
                           12.61
                           13.15
                           13.25
                           13.09
                           12.6
                           12.84
                           13.09
                           12.89
                           12.67
                           12.96
                           13.27
                           12.92
                           12.88
                           12.81
                           12.88
                           12.93
                           12.88
                           12.81
                           12.86
                           13.02
                           12.95
                           12.68
                           12.91
                           12.98
                           12.8
                           12.87
4/30/03                    12.85


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2002 of $0.0021 per share.

                            Nuveen Premium Income Municipal Fund, Inc. (NPI)
                            Portfolio of
                                    INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.9%

$       9,050   Alabama 21st Century Authority, Tobacco Settlement Revenue            6/10 at 102.00          A1        $ 8,456,139
                 Bonds, Series 2000, 6.125%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.9%

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00          A-          8,581,900
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.3%

        7,565   The Industrial Development Authority of the County of Pima,           7/03 at 102.50         AAA          7,994,314
                 Arizona, Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A, Irvington Project,
                 7.250%, 7/15/10 - FSA Insured

        4,130   Arizona Board of Regents, Certificates of Participation,              6/12 at 100.00         AAA          4,453,462
                 University of Arizona Projects, Series 2002B, 5.125%, 6/01/18 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

        3,500   Arkansas Development Finance Authority, Drivers License               6/07 at 100.00         AAA          3,861,200
                 Revenue Bonds, Arkansas State Police  Headquarters
                 and Wireless Data Equipment, Series 1997, 5.400%, 6/01/18 -
                 FGIC Insured

          480   City of Paragould, Arkansas, Water, Sewer, and Electric Revenue      12/10 at 100.00         AAA            531,595
                 Bonds, Series 2000, 5.650%, 12/01/25 - AMBAC Insured

        1,000   Sebastian County, Arkansas, Community Junior College District,        4/09 at 100.00         AAA          1,176,370
                 General Obligation Improvement Bonds, Series 1999,
                 5.950%, 4/01/29 (Pre-refunded to 4/01/09) - AMBAC Insured

        5,245   Board of Trustees of the University of Arkansas, Athletic             9/09 at 100.00         Aaa          5,467,703
                 Facilities Revenue Bonds, Razorback Stadium Project,
                 Series 1999, 5.050%, 9/15/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 13.5%

       10,250   State of California, General Obligation Veteran's Welfare            12/08 at 101.00         AAA         10,918,198
                 Bonds, Series 1997BH, 5.250%, 12/01/12 (Alternative
                 Minimum Tax) - FSA Insured

        4,000   State of California, Department of Water Resources, Power             5/12 at 101.00          A3          4,616,360
                 Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/15

       23,725   State Public Works Board, California, Lease Revenue Refunding         6/03 at 102.00         Aa2         24,274,708
                 Bonds, Regents of the University of California, 1993 Series A,
                 Various University of California Projects, 5.500%, 6/01/21

       11,395   State Public Works Board, California, Lease Revenue Bonds,              No Opt. Call          A-         12,897,203
                 Department of Corrections, 1993 Series E, California State
                 Prison - Madera County (II), 5.500%, 6/01/15

        5,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A-          4,874,375
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39

       16,520   Los Angeles Convention and Exhibition Center Authority,               8/03 at 102.00         AAA         17,034,598
                 California, Lease Revenue Bonds, 1993 Refunding Series A,
                 5.375%, 8/15/18 - MBIA Insured

        1,240   City of Martinez, California, Home Mortgage Revenue Bonds,              No Opt. Call         AAA          1,832,782
                 1983 Issue A, 10.750%, 2/01/16

        4,125   Redevelopment Agency of the City of Moorpark, California,            10/03 at 102.00      N/R***          4,292,929
                 Moorpark Redevelopment Project, 1993 Tax Allocation Bonds,
                 6.125%, 10/01/18 (Pre-refunded to 10/01/03)

       20,000   City of Pomona, California, Single Family Mortgage Revenue              No Opt. Call         AAA         27,253,800
                 Refunding Bonds, GNMA and FNMA Mortgage-Backed
                 Securities, Series 1990A, 7.600%, 5/01/23

        3,000   Sacramento Municipal Utility District, California, Electric          11/03 at 102.00         AAA          3,120,120
                 Revenue Refunding Bonds, 1993 Series D, 5.250%, 11/15/20 -
                 MBIA Insured

                San Bernardino Joint Powers Financing Authority, California,
                Tax Allocation Refunding Bonds, Series 1995A:
        6,675    5.750%, 10/01/15 - FSA Insured                                      10/05 at 102.00         AAA          7,403,910
       10,000    5.750%, 10/01/25 - FSA Insured                                      10/05 at 102.00         AAA         11,066,800


                                       9

                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.5%

$       2,305   Colorado Housing and Finance Authority, Single Family Program         4/10 at 105.00          AA        $ 2,452,658
                 Senior Bonds, 2000 Series B-2, 7.250%, 10/01/31
                 (Alternative Minimum Tax)

        2,120   Colorado Housing and Finance Authority, Single Family Program         5/07 at 105.00         Aa2          2,171,728
                 Senior Bonds, 1997 Series B-2, 7.000%, 5/01/26 (Alternative
                 Minimum Tax)

        1,540   Colorado Housing and Finance Authority, Single Family Program        11/07 at 105.00         Aa2          1,576,021
                 Senior Bonds, 1997 Series C-2, 6.875%, 11/01/28 (Alternative
                 Minimum Tax)

        9,450   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call           A         11,714,503
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        5,730   City and County of Denver, Colorado, Airport System Revenue          11/08 at 101.00         AAA          5,807,126
                 Bonds, Series 1998B, 5.000%, 11/15/25 - FSA Insured

       19,810   City and County of Denver, Colorado, Excise Tax Revenue Bonds,        3/11 at 100.00         AAA         21,797,934
                 Series 2001A, Colorado Convention Center Project,
                 5.500%, 9/01/18 - FSA Insured

        8,315   City and County of Denver, Colorado, Special Facilities Airport      10/03 at 101.00          Ca          2,436,295
                 Revenue Bonds, United Air Lines, Inc. Project, Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax) #

          268   El Paso County, Colorado, Single Family Mortgage Revenue                No Opt. Call         Aaa            289,410
                 Tax-Exempt Refunding Bonds, Series 1992A, Class A-2,
                 8.750%, 6/01/11

        4,000   Northwest Parkway Public Highway Authority, Colorado, Revenue         6/11 at 102.00         AAA          4,180,000
                 Bonds, Senior Series 2001 A, 5.250%, 6/15/41 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.2%

        1,930   State of Connecticut, General Obligation Bonds, Series 2001C,           No Opt. Call          AA          2,270,703
                 5.500%, 12/15/16


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.6%

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA         11,465,216
                 6.000%, 6/01/20 - MBIA Insured

       14,160   District of Columbia Housing Finance Agency, Collateralized          12/04 at 103.00         AAA         14,586,074
                 Single Family Mortgage Revenue Bonds, Series 1988E-4,
                 6.375%, 6/01/26 (Alternative Minimum Tax)

       10,350   District of Columbia, Revenue Bonds, Association of American          8/07 at 102.00         AAA         10,897,515
                 Medical Colleges Issue, Series 1997A, 5.375%, 2/15/27 -
                 AMBAC Insured

       16,665   District of Columbia, University Revenue Bonds, Georgetown             4/11 at 29.23         AAA          3,132,853
                 University Issue, Series 2001A, 0.000%, 4/01/32 -
                 MBIA Insured

        5,370   District of Columbia, Tobacco Settlement Financing Corporation,         No Opt. Call          A-          4,572,716
                 Tobacco Settlement Asset-Backed Bonds, Series 2001,
                 6.500%, 5/15/33


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.1%

        5,000   Broward County Board of Education, Florida, Certificates of           7/13 at 100.00         AAA          5,160,700
                 Participation, Series 2003, 5.000%, 7/01/28 - MBIA Insured

        9,290   State of Florida, Full Faith and Credit, Department of                7/05 at 101.00         AAA         10,249,285
                 Transportation, Right-of-Way Acquisition and Bridge
                 Construction Bonds, Series 1995, 5.800%, 7/01/21
                 (Pre-refunded to 7/01/05)

        8,000   Hillsborough County Aviation Authority, Florida, Tampa               10/13 at 100.00         AAA          8,711,600
                 International Airport Revenue Bonds, Series 2003A,
                 5.375%, 10/01/16 (Alternative Minimum Tax) - MBIA Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00          A-          5,430,150
                 Revenue Bonds, Series 2000, Adventist Health System/Sunbelt
                 Obligated Group, 6.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.9%

        4,845   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales            No Opt. Call         AAA          6,034,060
                 Tax Revenue Bonds, Refunding Series P, 6.250%, 7/01/20 -
                 AMBAC Insured

        2,750   Savannah Housing Authority, Georgia, Mortgage Revenue                 5/08 at 103.00         Aaa          2,967,415
                 Bonds, Plantation Oak GNMA Collateralized, Series 2000
                 Refunding, 6.350%, 11/20/39


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.3%

        3,000   Hawaii Department of Budget and Finance, Special Purpose             12/03 at 101.00         BBB          2,521,890
                 Mortgage Revenue Bonds, Citizens Utilities, Series 1993,
                 5.538%, 12/15/23 (Alternative Minimum Tax)


                                       10

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.5%

$       5,000   Boise City, Idaho, Airport Revenue Certificates of Participation,     9/10 at 100.00         Aaa        $ 5,218,650
                 Series 2000, 5.500%, 9/01/25 (Alternative Minimum Tax) -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.1%

       10,000   City of Chicago, Illinois, General Obligation Bonds, Project          1/11 at 101.00         AAA         10,171,800
                 and Refunding Series 2001A, 5.000%, 1/01/31 - MBIA Insured

        9,220   Chicago School Reform Board of Trustees of the Board of              12/07 at 102.00         AAA          9,674,823
                 Education, City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

        3,000   City of Chicago, Illinois, Motor Fuel Tax Revenue Bonds,              7/13 at 100.00         AAA          3,058,530
                 Series 2003A, 5.000%, 1/01/33 - AMBAC Insured

        9,000   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca          2,317,500
                 Special Facility Revenue Bonds, United Air Lines, Inc. Project,
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)#

        4,530   City of Chicago, Illinois, Chicago O'Hare International Airport,      1/04 at 102.00         AAA          4,712,921
                 General Airport Second Lien, Revenue Refunding Bonds,
                 1993 Series C, 5.000%, 1/01/18 - MBIA Insured

        1,225   City of Chicago, Illinois, Collateralized Single Family Mortgage      3/06 at 105.00         Aaa          1,249,206
                 Revenue Bonds, Series 1996-A, 7.000%, 9/01/27 (Alternative
                 Minimum Tax)

        2,755   City of Chicago, Illinois, Collateralized Single Family               9/07 at 105.00         Aaa          2,870,545
                 Mortgage Revenue Bonds, Series 1997-B, 6.950%, 9/01/28
                 (Alternative Minimum Tax)

        8,740   Illinois Development Finance Authority, Pollution Control             2/04 at 102.00         AAA          9,166,599
                 Refunding Revenue Bonds, 1994 Series A, Illinois Power
                 Company Project, 5.700%, 2/01/24 - MBIA Insured

        8,500   Illinois Educational Facilities Authority, Revenue Refunding          7/03 at 102.00         Aa1          8,725,335
                 Bonds, The University of Chicago, Series 1993B,
                 5.600%, 7/01/24

        1,500   Illinois Health Facilities Authority, Revenue Bonds,                 10/07 at 102.00         AAA          1,750,635
                 Series 1997A, Highland Park Hospital Project,
                 5.750%, 10/01/26 (Pre-refunded to 10/01/07) - MBIA Insured

       13,545   Illinois Health Facilities Authority, Revenue Bonds,                  8/07 at 101.00         AAA         13,883,760
                 Series 1997, Sherman Health Systems, 5.250%, 8/01/27 -
                 AMBAC Insured

        5,000   Illinois Health Facilities Authority, Revenue Bonds,                  2/11 at 101.00         AAA          5,139,250
                 Series 2001B, Edward Hospital Obligation Group,
                 5.250%, 2/15/34 - FSA Insured

        9,200   Metropolitan Pier and Exposition Authority, Illinois, McCormick      12/09 at 101.00         AAA          9,967,556
                 Place Expansion Project Bonds, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

        3,000   Metropolitan Pier and Exposition Authority, Illinois,                   No Opt. Call         AAA          4,027,110
                 Series 1996A, McCormick Place Hospitality Facilities
                 Revenue Bonds, 7.000%, 7/01/26

        4,925   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          5,971,809
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1992A, 9.000%, 6/01/06 - AMBAC Insured

          785   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA            951,852
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1992B, 9.000%, 6/01/06 - AMBAC Insured

        3,000   Upper Illinois River Valley Development Authority, Healthcare        12/11 at 101.00        BBB+          3,172,230
                 Facilities Revenue Bonds, Series 2001, Morris Hospital,
                 6.625%, 12/01/31


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.5%

        5,000   Center Grove 2000 Building Corporation, Indiana, First                7/11 at 100.00         AAA          5,330,800
                 Mortgage Bonds, Series 2001, 5.500%, 1/15/26 -
                 AMBAC Insured

        4,565   Indiana State Office Building Commission, Correctional                7/05 at 102.00         AAA          4,984,706
                 Facilities Program Revenue Bonds, Series 1995A,
                 5.500%, 7/01/20 - AMBAC Insured

        8,000   Metropolitan School District of Steuben County, Indiana,              7/05 at 102.00         AAA          9,018,720
                 Middle School Building Corporation, First Mortgage Bonds,
                 Series 1995, 6.375%, 7/15/16 (Pre-refunded to 7/15/05) -
                 MBIA Insured

        7,965   Wawasee Community School Corporation, Indiana,                        1/12 at 101.00         AA-          8,762,535
                 New Elementary and Remodeling Building Corporation,
                 First Mortgage Bonds, Series 2000, 5.750%, 1/15/20

        5,300   Whitley County Middle School Building Corporation,                    1/04 at 102.00         AAA          5,598,496
                 Columbia City, Indiana, First Mortgage Bonds, Series 1994,
                 6.250%, 7/15/15 (Pre-refunded to 1/15/04) - MBIA Insured


                                       11


                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

                City of Des Moines, Iowa, General Obligation Bonds,
                Series 2000D:
$       1,215    5.750%, 6/01/17 - MBIA Insured                                       6/08 at 100.00         AAA        $ 1,379,462
        1,410    5.800%, 6/01/18 - MBIA Insured                                       6/08 at 100.00         AAA          1,600,604

        3,000   Iowa Finance Authority, Private College Refunding Revenue            12/05 at 102.00         AAA          3,315,990
                 Bonds, Drake University Project, Series 1996,
                 5.400%, 12/01/16 - MBIA Insured

        4,970   Iowa Finance Authority, Industrial Revenue Refunding                    No Opt. Call         AAA          7,162,714
                 Bonds, Urbandale Hotel Corporation Project, Series 1989A
                 Remarketed, 8.500%, 8/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.3%

       11,000   Sedgwick and Shawnee Counties, Kansas, Single Family                  6/08 at 105.00         Aaa         12,164,900
                 Mortgage Revenue Bonds, Mortgaged-Backed Securities
                 Program, 1998 Series A1, 6.500%, 12/01/22 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.7%

        2,915   Jefferson Sales Tax District, Parish of Jefferson, Louisiana,        12/12 at 100.00         AAA          3,165,165
                 Special Sales Tax Revenue Bonds, Series 2002 Refunding,
                 5.250%, 12/01/19 - AMBAC Insured

        1,700   Louisiana Housing Finance Agency, Single Family Mortgage              9/09 at 101.00         Aaa          1,805,162
                 Revenue Bonds, Home Ownership Program, Series 2000A,
                 7.450%, 12/01/31 (Alternative Minimum Tax)

       11,860   Louisiana Stadium and Exposition District, Hotel Occupancy            7/05 at 102.00         AAA         13,350,446
                 Tax Bonds, Series 1995-B, 6.375%, 7/01/25 (Pre-refunded
                 to 7/01/05) - FGIC Insured

        7,660   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          9,714,182
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14

        9,660   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00          A-          7,582,327
                 Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4%

        3,600   Housing Opportunities Commission of Montgomery County,                7/10 at 100.00         Aaa          3,880,692
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 7.0%

       10,000   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA         10,519,100
                 Bonds, 2000 Series A, 5.250%, 7/01/30

       13,000   The Commonwealth of Massachusetts, General Obligation                 6/10 at 100.00         AAA         15,345,200
                 Bonds, Consolidated Loan of 2000, Series B, 6.000%, 6/01/16
                 (Pre-refunded to 6/01/10)

       13,250   Commonwealth of Massachusetts, General Obligation Bonds,              1/13 at 100.00         AAA         14,241,895
                 Consolidated Loan, Series 2002E, 5.250%, 1/01/21 -
                 FSA Insured

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,694,598
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

       14,750   Massachusetts Industrial Finance Agency, General Obligation           7/07 at 102.00         AAA         15,534,848
                 Bonds, Suffolk University, Series 1997, 5.250%, 7/01/27 -
                 AMBAC Insured

        8,750   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          9,255,925
                 Mortgage Revenue Bonds, 2001 Series A, 5.850%, 7/01/35
                 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.6%

       10,550   City of Detroit, Michigan, Sewage Disposal System Revenue             7/05 at 100.00         AAA         10,638,725
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25 - MBIA Insured

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                State of Michigan, 1997 School Building and Site and Refunding
                Bonds, General Obligation Unlimited Tax:
       10,510    5.150%, 5/01/22 - FGIC Insured                                       5/08 at 100.00         AAA         10,851,890
        8,045    5.150%, 5/01/27 - FGIC Insured                                       5/08 at 100.00         AAA          8,248,699

        9,625   Livonia Public Schools District, County of Wayne, State of            5/03 at 102.00         AAA         10,000,664
                 Michigan, 1993 Refunding Bonds, General Obligation -
                 Unlimited Tax, 5.500%, 5/01/21 - FGIC Insured

        6,600   Michigan State Housing Development Authority, Limited                 7/07 at 102.00         AAA          6,839,976
                 Obligation Multifamily Mortgage Revenue Refunding Bonds,
                 Series 1999A, Forest Hills Regency Square Project,
                 5.750%, 7/01/29

        6,390   Charter County of Wayne, Michigan, Airport Revenue Bonds,            12/12 at 100.00         AAA          6,839,153
                 Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/19
                 (Alternative Minimum Tax) - FGIC Insured


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.0%

                City of Eden Prairie, Minnesota, Multifamily Housing Revenue
                Bonds, GNMA Collateralized Mortgage Loan - Rolling Hills
                Project, Series 2001A:
$       1,000    6.150%, 8/20/31                                                      8/11 at 105.00         Aa2        $ 1,121,730
        2,000    6.200%, 2/20/43                                                      8/11 at 105.00         Aa2          2,239,140

        1,145   The Minneapolis/St. Paul Housing Finance Board, Minnesota,           11/04 at 102.00         AAA          1,181,079
                 Single Family Mortgage  Revenue Bonds, Minneapolis/Saint
                 Paul Family Housing Program, Phase X, FNMA and GNMA
                 Mortgage-Backed Securities Program, Series 1994,
                 7.500%, 11/01/27 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,104,040
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/22 - AMBAC Insured

        5,000   Minnesota Agricultural and Economic Development Board,               11/07 at 102.00         AAA          5,497,750
                 Healthcare System Revenue Bonds, Series 1997A, Fairview
                 Hospital and Healthcare Services, 5.750%, 11/15/26 -
                 MBIA Insured

       19,900   The Housing and Redevelopment Authority of the City of Saint         11/15 at 103.00         AAA         25,172,903
                 Paul, Minnesota, Sales Tax Revenue Refunding Bonds,
                 Civic Center Project, Series 1996, 7.100%, 11/01/23 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 5.4%

        2,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,056,380
                 Agency, Metrolink Cross County Extension Project, Mass
                 Transit Sales Tax Appropriation Bonds, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

        3,655   Missouri Housing Development Commission, Single Family                3/07 at 105.00         AAA          3,877,845
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)

                Health and Educational Facilities Authority, State of Missouri,
                Revenue Bonds, SSM Healthcare Series 2001A:
        3,000    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA          3,146,760
       14,150    5.250%, 6/01/28 - AMBAC Insured                                      6/11 at 101.00         AAA         14,649,637

       13,975   Missouri Housing Development Commission, Single Family                3/09 at 103.00         AAA         15,244,908
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 1999 Series B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

       11,120   Francis Howell School District, St. Charles County, Missouri,           No Opt. Call         AAA         13,205,667
                 General Obligation Bonds, Series 1994A Refunding,
                 7.800%, 3/01/08 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.2%

        8,500   Omaha, Nebraska, General Obligation Bonds, Convention                   No Opt. Call         AAA         11,081,365
                 Center Project, Series 2000A, 6.500%, 12/01/30


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 9.3%

       15,000   Clark County, Nevada, General Obligation Bond Bank,                   6/11 at 100.00         AAA         15,708,300
                 Series 2001, Southern Nevada Water Authority Loan,
                 5.250%, 6/01/26 - FGIC Insured

       14,810   Clark County School District, Nevada, General Obligation             12/11 at 100.00         AAA         16,399,261
                 Bonds, Series 2001F, 5.500%, 6/15/18 - FSA Insured

       10,410   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,580,813
                 Bonds, Series 2002C, 5.500%, 6/15/18 - MBIA Insured

                Director of the State of Nevada, Department of Business and
                Industry, Las Vegas Monorail Project, Revenue Bonds, 1st Tier
                Series 2000:
        6,425    0.000%, 1/01/29 - AMBAC Insured                                        No Opt. Call         AAA          1,643,644
       12,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         12,723,960

       29,410   State of Nevada, Colorado River Commission General                    7/04 at 101.00          AA         30,954,319
                 Obligation Bonds, Limited Tax, Revenue Supported,
                 Series 1994, 5.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.5%

        4,660   New Hampshire Housing Finance Authority, Single Family                7/03 at 102.00         Aa2          4,760,842
                 Mortgage Revenue Bonds, 1993 Series B, 6.050%, 7/01/25

        6,500   Business Finance Authority of the State of New Hampshire,            10/03 at 102.00          A3          6,588,660
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A,
                 5.875%, 10/01/33

        3,095   New Hampshire Housing Finance Authority, Single Family                7/06 at 102.00         Aa2          3,244,550
                 Mortgage Acquisition Revenue Bonds, 1996 Series B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)


                                       13


                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 6.1%

$      10,150   Delaware River Port Authority, States of New Jersey and               1/10 at 100.00         AAA      $  11,192,101
                 Pennsylvania, Port District Project Bonds, Series 1999B,
                 5.625%, 1/01/26 - FSA Insured

       10,000   The Essex County Improvement Authority, New Jersey,                  10/10 at 100.00         Aaa         11,574,900
                 General Obligation Guaranteed Lease Revenue Bonds,
                 Series 2000, County Correctional Facility Project,
                 6.000%, 10/01/25 - FGIC Insured

       15,000   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101.50         AAA         15,763,050
                 Home Buyer Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax) - MBIA Insured

       11,500   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                  No Opt. Call         AAA         13,785,395
                 Series 2000 A, 6.000%, 1/01/14 - MBIA Insured

        4,800   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00          A-          3,876,384
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/42

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
          425    6.750%, 6/01/39                                                      6/13 at 100.00          A-            376,656
        2,700    6.250%, 6/01/43                                                      6/13 at 100.00          A-          2,220,129


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.0%

        2,670   Mew Mexico Mortgage Finance Authority, Single Family                  3/10 at 102.50         AAA          3,067,483
                 Mortgage Program Bonds, 2000 Series D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Revenue                No Opt. Call         AAA          6,793,706
                 Bonds, Series 1997, 6.000%, 2/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.1%

       13,000   Erie Tobacco Asset Securitization Corporation, Erie County,           7/10 at 101.00          A-         11,815,830
                 New York, Tobacco Settlement Asset- Backed Bonds,
                 Series 2000, Senior, 6.250%, 7/15/40

       14,580   Long Island Power Authority, New York, Electric System                6/08 at 101.00          A-         15,070,180
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26

        2,000   New York Counties Tobacco Trust I, New York, Tobacco                  6/10 at 101.00          A-          1,888,460
                 Settlement Pass-Through Bonds, Series 2000, 6.500%, 6/01/35

       10,000   The City of New York, New York, General Obligation Bonds,             2/06 at 101.50           A         10,984,400
                 Fiscal 1996 Series G, 5.750%, 2/01/07

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
          100    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                         10/07 at 101.00         Aaa            117,412
        5,900    6.000%, 10/15/26                                                    10/07 at 101.00           A          6,256,773

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        6,020    9.500%, 6/01/03                                                        No Opt. Call       A2***          6,063,163
        1,480    9.500%, 6/01/03                                                        No Opt. Call           A          1,490,612

       16,000   New York City Municipal Water Finance Authority, New York,            6/06 at 101.00         AAA         17,729,440
                 Water and Sewer System Revenue Bonds, Fiscal 1996
                 Series B, 5.750%, 6/15/26 - MBIA Insured

        2,000   Dormitory Authority of the State of New York, Revenue                 7/06 at 102.00         AAA          2,156,320
                 Bonds, Department of Health Issue, Series 1996,
                 5.500%, 7/01/25 - MBIA Insured

        4,000   New York State Energy Research and Development Authority,             9/03 at 102.00          A+          4,083,520
                 Facilities Revenue Bonds, Series 1993A, Consolidated Edison
                 Company of New York, Inc. Project, 6.000%, 3/15/28
                 (Alternative Minimum Tax)

        3,855   New York State Medical Care Facilities Finance Agency,                2/04 at 102.00         AAA          4,029,786
                 Hospital and Nursing Home FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series B, 5.500%, 2/15/22

       14,000   New York State Urban Development Corporation, Correctional              No Opt. Call         AA-         15,584,520
                 and Youth Facilities Service Contract Revenue Bonds,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.3%

        3,000   North Carolina Medical Care Commission, Healthcare Facilities        10/13 at 100.00          AA          3,001,080
                 Revenue Bonds, High Chatham Memorial Hospital Project,
                 Series 2003, 5.000%, 10/01/33 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 1.2%

        9,650   Dickinson, North Dakota, Healthcare Facilities Revenue Bonds,         2/10 at 102.00          AA         11,872,106
                 Series 1990, BHS Long-Term Care Inc., 7.625%, 2/15/20 -
                 RAAI Insured


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.8%

$       4,265   County of Franklin, Ohio, Hospital Improvement Revenue Bonds,         5/11 at 101.00         Aaa        $ 4,571,995
                 Series 2001, The Children's Hospital Project, 5.500%, 5/01/28 -
                 AMBAC Insured

       12,360   State of Ohio, Turnpike Revenue Bonds, 1994 Series A,                 2/04 at 102.00         Aaa         13,059,205
                 Issued by the Ohio Turnpike Commission, 5.750%, 2/15/24
                 (Pre-refunded to 2/15/04)

        2,000   County of Richland, Ohio, Hospital Facilities Revenue Refunding      11/10 at 101.00          A-          2,169,400
                 Bonds, Series 2000A, MedCentral Health System Obligated
                 Group, 6.125%, 11/15/16

        7,000   City of Steubenville, Ohio, Hospital Facilities Revenue              10/10 at 100.00          A3          7,493,920
                 Refunding and Improvement Bonds, Series 2000, Trinity
                 Health System, 6.500%, 10/01/30


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.3%

       15,650   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AAA         17,762,594
                 Local Government Revenue Bonds, Series 1998A,
                 5.500%, 8/01/28 - AMBAC Insured

       10,000   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/03 at 102.00         AA+         10,311,300
                 Revenue Bonds, Series 37A, 5.450%, 10/01/17

        8,405   Redevelopment Authority of the City of Philadelphia,                  4/08 at 103.00         N/R          7,806,984
                 Pennsylvania, Multifamily Housing Mortgage Revenue
                 Bonds, Series 1998A, Cricket Court Commons Project,
                 6.200%, 4/01/25 (Alternative Minimum Tax)

        5,295   The School District of Philadelphia, Pennsylvania, General            9/05 at 101.00         AAA          5,755,877
                 Obligation Bonds, Series B of 1995, 5.500%, 9/01/25 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.6%

        5,770   Puerto Rico Electric Power Authority, Power Revenue                   7/05 at 100.00          A-          6,147,993
                 Bonds, Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.1%

       10,000   Rhode Island Housing and Mortgage Finance Corporation,               10/09 at 100.00         AA+         10,394,200
                 Homeownership Opportunity Bonds, Series 35-A,
                 5.800%, 10/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.1%

       12,500   Tobacco Settlement Revenue Management Authority, South                5/11 at 101.00          A-         10,740,125
                 Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4%

        3,285   The Memphis and Shelby Counties Sports Authority, Inc.,              11/12 at 100.00         AAA          3,400,435
                 Tennessee, Revenue Bonds, 2002 Series B, Memphis Arena
                 Project, 5.125%, 11/01/29 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 15.6%

       10,205   Alliance Airport Authority, Inc., Texas, Special Facilities           6/03 at 100.00        Caa2          3,572,158
                 Revenue Bonds, Series 1990, American Airlines, Inc. Project,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,289   Austin Housing Finance Corporation, Texas, Multifamily               12/10 at 105.00         Aaa          3,761,202
                 Housing Revenue Bonds, Series 2000A, GNMA Collateralized
                 Mortgage Loan - Fairway Village Project, 7.375%, 6/20/35
                 (Alternative Minimum Tax)

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
        4,850    6.000%, 2/15/16 (Pre-refunded to 2/15/10)                            2/10 at 100.00         AAA          5,724,067
          175    6.000%, 2/15/16                                                      2/10 at 100.00         AAA            203,298

          865   Harlingen Housing Finance Corporation, Texas, Single Family           9/10 at 105.00         AAA            954,588
                 Mortgage Revenue Bonds, Series 2000A, 6.700%, 9/01/33
                 (Alternative Minimum Tax)

       20,000   Houston Sports Authority, Harris County, Texas, Junior Lien          11/11 at 100.00         AAA         20,646,800
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

       15,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding         8/04 at 102.00         AAA         15,972,150
                 Bonds, Series 1994, 5.300%, 8/15/13 - AMBAC Insured

                Harris County Hospital District, Texas, Refunding Revenue
                Bonds, Series 1990:
        4,205    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          4,836,044
        6,670    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          7,870,467


                                       15


                            Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      19,125   Harris County, Texas, Hospital District, Refunding Revenue            8/10 at 100.00         AAA      $  21,659,063
                  Bonds, Series 2000, 6.000%, 2/15/15 - MBIA Insured

        1,343   Heart of Texas Housing Finance Corporation, Multifamily               9/10 at 105.00         Aaa          1,558,189
                 Housing Revenue Bonds, Series 2000A, GNMA Collateralized
                 Mortgage Loan - Parkside Village Project, 7.400%, 9/20/35
                 (Alternative Minimum Tax)

        6,000   City of Houston, Texas, General Obligation Public Improvement         3/11 at 100.00         AAA          6,696,120
                 Bonds, Series 2001B, 5.500%, 3/01/15 - FSA Insured

        9,250   City of Houston, Texas, Airport System Subordinate Lien               7/10 at 100.00         AAA          9,886,863
                  Revenue Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

        4,000   Tarrant County, Texas, Health Facilities Development                 11/10 at 101.00          A-          4,322,320
                 Corporation, Hospital Revenue Bonds, Series 2000, Adventist
                 Health System/Sunbelt Obligated Group, 6.700%, 11/15/30

       12,020   Tarrant County Health Facilities Development Corporation,            12/10 at 105.00         Aaa         14,444,314
                 Texas, Mortgage Revenue Bonds, GNMA Collateralized
                 Mortgage Loan - Eastview Nursing Home, Ebony Lake
                 Nursing Center, Ft. Stockton Nursing Center, Lynnhaven
                 Nursing Center and Mission Oaks Manor, Series 2000A-1,
                 7.625%, 12/20/32

        5,000   Tarrant Regional Water District, Texas, Water Revenue                 3/13 at 100.00         AAA          5,493,200
                 Refunding and Improvement Bonds, Series 1999,
                 5.250%, 3/01/17 - FSA Insured

       10,000   Board of Regents of the Texas A&M University, Revenue                 5/09 at 100.00         AAA         10,846,700
                 Financing System Bonds, Series 1999, 5.550% 5/15/29 -
                 MBIA Insured

       11,475   Texas Department of Housing and Community Affairs,                    1/09 at 101.00         AAA         11,750,859
                 Residential Mortgage Revenue Bonds, Series 1998A,
                 5.350%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.5%

        5,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50         AAA          5,193,900
                 1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 1.0%

        9,465   Vermont Housing Finance Agency, Single Family Housing                 6/07 at 101.50         AAA          9,903,987
                 Bonds, Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5%

        4,925   City of Virginia Beach Development Authority, Virginia,              10/14 at 100.00         N/R          4,894,120
                 Multifamily Residential Rental Housing Revenue Bonds,
                 Mayfair I & Mayfair II Apartments Project, Series 1999,
                 7.500%, 10/01/39 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
               WASHINGTON - 17.8%

                Public Utility District No.1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1997A:
       11,820    5.650%, 7/01/32 (Alternative Minimum Tax)                            7/07 at 102.00          AA         12,079,804
                 (Optional put 7/01/09) (Mandatory put 7/01/24)
        8,000    5.650%, 7/01/32 (Alternative Minimum Tax)                            7/07 at 102.00          AA          8,131,600
                 (Optional put 7/01/09) (Mandatory put 7/01/27)

        5,000   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00         AAA          5,240,850
                 Bonds, Series 2001, 5.250%, 12/01/26 - MBIA Insured

        4,750   Washington Health Care Facilities Authority, Revenue Bonds,          11/08 at 101.00         Aaa          4,869,273
                 Series 1998, Swedish Health Services, 5.125%, 11/15/22 -
                 AMBAC Insured

       11,000   Washington Health Care Facilities Authority, Revenue Bonds,           8/13 at 102.00         AAA         11,119,130
                 Series 1998, Harrison Memorial Hospital, 5.000%, 8/15/28 -
                 AMBAC Insured

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993B:
           80    5.600%, 7/01/15 (Pre-refunded to 7/01/03) - MBIA Insured             7/03 at 102.00         AAA             82,208
       29,790    5.600%, 7/01/15 (Pre-refunded to 7/01/03) - MBIA Insured             7/03 at 102.00         AAA         30,611,608

       12,950   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102.00         AAA         13,297,190
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17 -
                 MBIA Insured

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1993A:
       10,775    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                            7/03 at 102.00      Aa1***         11,074,976
        3,665    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                            7/03 at 102.00      Aa1***          3,767,034


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       6,770   Washington Public Power Supply System, Nuclear Project No. 2          7/03 at 102.00      Aa1***        $ 6,957,055
                 Refunding Revenue Bonds, Series 1993B, 5.625%, 7/01/12
                 (Pre-refunded to 7/01/03)

       14,500   Washington Public Power Supply System, Nuclear Project No. 2          7/08 at 102.00         Aa1         15,547,625
                 Refunding Revenue Bonds, Series 1998A, 5.000%, 7/01/12

       22,880   Washington Public Power Supply System, Nuclear Project No. 3          7/03 at 102.00         Aa1         23,382,445
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1997-A:
        5,220    5.250%, 7/01/14 - FSA Insured                                        7/07 at 102.00         AAA          5,767,578
        9,350    5.250%, 7/01/15                                                      7/07 at 102.00         Aa1          9,921,191

        7,775   Washington Public Power Supply System, Nuclear Project No. 3          7/08 at 102.00         Aa1          8,115,467
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.2%

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00         BBB          2,252,905
                 Bonds, Carroll College Inc. Project, Series 2001,
                 6.125%, 10/01/16
------------------------------------------------------------------------------------------------------------------------------------
$   1,398,905   Total Long-Term Investments (cost $1,389,999,443) - 151.8%                                            1,460,391,338
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                     26,389,436
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.6)%                                                       (525,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 961,780,774
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. Subsequent to the reporting period, the Adviser determined that it was likely
                         United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       17


                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
                            Portfolio of
                                    INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.7%

$       4,150   Birmingham, Alabama, Waterworks and Sewer Board, Water                1/13 at 100.00         AAA        $ 4,205,320
                 and Sewer Revenue Bonds, Series 2002B, 5.000%, 1/01/37 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 3.4%

        2,850   The Industrial Development Authority of the County of                 1/07 at 102.00         AAA          3,383,235
                 Maricopa, Arizona, Multifamily Housing Revenue Bonds, Place
                 Five and the Greenery Apartments Projects, Series 1996A,
                 6.625%, 1/01/27

                The Industrial Development Authority of the County of Mohave,
                Arizona, Hospital System Revenue Refunding Bonds, Medical
                Environments, Inc. and Phoenix Baptist Hospital and Medical
                Center Inc., Series 1993:
        2,030    6.250%, 7/01/03                                                        No Opt. Call         Aaa          2,047,702
        3,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                            7/03 at 102.00         Aaa          3,088,560

        9,000   City of Phoenix, Arizona, Civic Improvement Corporation,              7/03 at 102.00         AAA          9,256,410
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/14 (Pre-refunded to 7/01/03)

        3,285   Industrial Development Authority of the County of Pima,               7/03 at 102.50         AAA          3,471,424
                 Arizona, Industrial Development Lease Obligation Refunding
                 Revenue Bonds, 1988 Series A, Irvington Project,
                 7.250%, 7/15/10 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 14.5%

                California Educational Facilities Authority, Revenue Bonds,
                Loyola Marymount University, Series 2001A Refunding:
        3,255    0.000%, 10/01/23 - MBIA Insured                                        No Opt. Call         Aaa          1,155,916
        5,890    0.000%, 10/01/24 - MBIA Insured                                        No Opt. Call         Aaa          1,963,490
        7,615    0.000%, 10/01/25 - MBIA Insured                                        No Opt. Call         Aaa          2,385,399

        7,710   State of California, General Obligation Veterans Welfare             12/08 at 101.00         AAA          8,212,615
                 Bonds, Series 1997BH, 5.250%, 12/01/12 (Alternative
                 Minimum Tax) - FSA Insured

        5,690   Department of Veterans Affairs of the State of California,            6/12 at 101.00         AAA          6,004,088
                 Home Purchase Revenue Bonds, Series 2002A,
                 5.300%, 12/01/21 - AMBAC Insured

                State of California Department of Water Resources, Power
                Supply Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15                                                      5/12 at 101.00          A3          4,616,360
        5,500    5.375%, 5/01/21                                                      5/12 at 101.00          A3          5,791,335

        7,150   State Public Works Board of California, Lease Revenue                10/04 at 102.00       A-***          7,821,028
                 Bonds, Trustees of the California State University,
                 1994 Series A, Various California State University Projects,
                 6.375%, 10/01/19 (Pre-refunded to 10/01/04)

       17,500   State Public Works Board of the State of California, Lease           11/04 at 102.00         Aaa         19,345,900
                 Revenue Bonds, Department of Corrections, 1994 Series A,
                 California State Prison, Monterey County - Soledad II,
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

       30,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         13,054,500
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

        5,000   Los Angeles County Public Works Finance Authority, California,       10/04 at 102.00      Aa3***          5,451,700
                 Revenue Bonds, Series 1994A, Los Angeles Count Regional
                 Park and Open Space District, 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

                Redevelopment Agency of the City and County of San Francisco,
                California, Hotel Tax Revenue Bonds, Series 1994:
        2,390    6.750%, 7/01/15 (Pre-refunded to 7/01/04) - FSA Insured              7/04 at 102.00         AAA          2,594,656
        5,905    6.750%, 7/01/25 (Pre-refunded to 7/01/04) - FSA Insured              7/04 at 102.00         AAA          6,410,645
          960    6.750%, 7/01/25 - FSA Insured                                        7/04 at 102.00         AAA          1,033,987

        5,605   County of San Joaquin, California, Certificates of Participation,     4/04 at 102.00           A          5,814,347
                 1994 Solid Waste System Facilities Project, 6.600%, 4/01/19


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.6%

$          95   Colorado Housing and Finance Authority, Single Family Program        12/04 at 105.00         Aa2        $    97,621
                 Senior Bonds, 1994 Series E, 8.125%, 12/01/24 (Alternative
                 Minimum Tax)

        1,285   Colorado Housing and Finance Authority, Single Family Program        12/05 at 105.00         Aa2          1,334,472
                 Senior Bonds, 1995 Series D, 7.375%, 6/01/26 (Alternative
                 Minimum Tax)

          400   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call           A            495,852
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        1,700   City and County of Denver, Colorado, Multifamily Housing             10/07 at 102.00         AAA          1,767,303
                 Revenue Bonds, FHA-Insured Mortgage Loan - The Boston
                 Lofts Project, Series 1997A, 5.750%, 10/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5%

        3,170   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          3,385,560
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.6%

                District of Columbia, University Revenue Bonds, Georgetown
                University Issue, Series 2001A:
       11,720    0.000%, 4/01/27 - MBIA Insured                                        4/11 at 39.61         AAA          2,999,968
       13,780    0.000%, 4/01/28 - MBIA Insured                                        4/11 at 37.21         AAA          3,305,546
       15,855    0.000%, 4/01/29 - MBIA Insured                                        4/11 at 35.07         AAA          3,576,412


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.8%

        1,700   Beacon Tradeport Community Development District,                      5/12 at 102.00          AA          1,812,064
                 Miami-Dade County, Florida, Special Assessment Bonds,
                 Series 2002A, Commercial Project, 5.625%, 5/01/32 -
                 RAAI Insured

        5,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,          10/06 at 102.00         AAA          5,476,350
                 5.750%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        1,135   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA          1,205,302
                 Revenue Bonds, 2000 Series 11, 5.850%, 1/01/22 (Alternative
                 Minimum Tax) - FSA Insured

        2,850   State of Florida, Full Faith and Credit, Department of                7/05 at 101.00         AAA          3,148,851
                 Transportation, Right-of-Way Acquisition and Bridge
                 Construction Bonds, Series 1995, 5.875%, 7/01/24
                 (Pre-refunded to 7/01/05) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.0%

        5,500   City of Atlanta, Georgia, Water and Sewerage Revenue Bonds,           1/04 at 100.00         AAA          5,625,620
                 Series 1993, 4.500%, 1/01/18 (Pre-refunded to 1/01/04) -
                 FGIC Insured

          480   Housing Authority of Fulton County, Georgia, Single Family            9/06 at 102.00         AAA            505,507
                 Mortgage Revenue Refunding Bonds, GNMA                             Mortgage-Backed
                 Securities Program, Series 1996A, 6.200%, 9/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 2.4%

        1,320   Idaho Housing Finance Agency, Single Family Mortgage Bonds,           7/05 at 102.00         Aaa          1,381,552
                 1995 Series F, Senior Lien, 6.450%, 7/01/27 (Alternative
                 Minimum Tax)

        3,250   Idaho Housing Finance Agency, Housing Revenue Bonds, Park             6/05 at 102.00         Aa2          3,382,308
                 Place Project, 1995 Series A, FHA-Insured Mortgage,
                 6.500%, 12/01/36 (Alternative Minimum Tax)

        3,160   Idaho Housing and Finance Association, Wedgewood Terrace              3/12 at 105.00         Aaa          3,765,582
                 Project Refunding, GNMA Enhanced, Series 2002A-1,
                 7.250%, 3/20/37

        1,680   Idaho Housing and Finance Association, Single Family                  7/06 at 102.00         Aaa          1,860,348
                 Mortgage Bonds, 1996 Series G, 6.350%, 7/01/26 (Alternative
                 Minimum Tax)

        1,870   Idaho Housing and Finance Association, Single Family                  1/10 at 100.00         Aa2          2,002,116
                 Mortgage Bonds, 2000 Series B, 6.250%, 7/01/22
                 (Alternative Minimum Tax)

        2,370   Idaho Housing and Finance Association, Single Family                  7/10 at 100.00         Aaa          2,540,924
                 Mortgage Bonds, 2000 Series E, 5.950%, 7/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 19.3%

       16,200   City of Chicago, Illinois, General Obligation Project Bonds,          1/06 at 102.00         AAA         16,530,156
                 Series 1995A-1, 5.125%, 1/01/25 - AMBAC Insured

        1,000   City of Chicago, Illinois, General Obligation Bonds, Project and      7/08 at 102.00         AAA          1,071,180
                 Refunding Series 1998, 5.250%, 1/01/20 - FGIC Insured


                                       19


                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$      22,670   City of Chicago, Illinois, General Obligation Bonds, City Colleges      No Opt. Call         AAA        $ 7,297,473
                 of Chicago Capital Improvement Project, Series 1999,
                 0.000%, 1/01/25 - FGIC Insured

        5,000   Chicago School Reform Board of Trustees of the Board of                 No Opt. Call         AAA          2,094,300
                 Education of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured

        1,175   City of Chicago, Illinois, Multifamily Housing Revenue Bonds,         6/09 at 102.00         Aaa          1,228,733
                 Series 1997, GNMA Collateralized - Bryn Mawr/Belle
                 Shores Project, 5.800%, 6/01/23 (Alternative Minimum Tax)

        1,650   City of Chicago, Illinois, Multifamily Housing Revenue Bonds,         9/13 at 101.00         AAA          1,670,113
                 Indiana Manor Townhomes Project, Series 2002A,
                 FHA-Insured/GNMA, 5.100%, 3/20/44

       10,900   Public Building Commission of Chicago, Illinois, Building            12/03 at 102.00         AAA         11,414,153
                 Revenue Bonds, Series A of 1993, Board of Education
                 of the City of Chicago, 5.750%, 12/01/18 (Pre-refunded
                 to 12/01/03) - MBIA Insured

        3,860   City of Chicago, Illinois, Tax Increment Allocation Bonds,            1/07 at 102.00         N/R          4,044,238
                 Read-Dunning Redevelopment Project, Series 1996B,
                 7.250%, 1/01/14

        3,530   City of Chicago, Illinois, Tax Increment Allocation Bonds,            1/07 at 102.00         N/R          3,746,954
                 Sanitary Drainage and Ship Canal Redevelopment Project,
                 Series 1997A, 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15,                  No Opt. Call         Aaa          2,037,754
                 Palatine, Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20 - FGIC Insured

        6,190   Community High School District No. 219, Niles Township,                 No Opt. Call         Aaa          2,592,743
                 Cook County, Illinois, General Obligation Capital Appreciation
                 Bonds, Series 2001, 0.000%, 12/01/20 - MBIA Insured

        2,850   City of East St. Louis, Illinois, Mortgage Revenue Refunding          7/03 at 102.00         AAA          2,913,070
                 Bonds, FHA-Insured Mortgage Loan -  Dawson Manor
                 Apartments, Section 8 Assisted, Series 1994A,
                 6.500%, 7/01/24 - MBIA Insured

        6,900   Illinois Health Facilities Authority, Revenue Refunding Bonds,       10/03 at 102.00       A3***          7,162,338
                 Series 1993, Illinois Masonic Medical Center,
                 5.500%, 10/01/19 (Pre-refunded to 10/01/03)

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call          A+          3,385,410
                 Series 1993C, Lutheran General Health System,
                 6.000%, 4/01/18

        3,000   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/13 at 100.00          A-          3,159,570
                 Hospital, Series 2003, 6.000%, 7/01/33

                Illinois Housing Development Authority, Housing Finance Bonds,
                2000 Series A:
        1,045    5.750%, 9/01/10 (Alternative Minimum Tax)                            3/10 at 100.00          AA          1,091,064
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                            3/10 at 100.00          AA          1,296,867

       11,000   State of Illinois, General Obligation Bonds, Illinois FIRST             No Opt. Call         AAA         13,351,030
                 Program, Series 2001, 6.000%, 11/01/26 - FGIC Insured

                State of Illinois, General Obligation Bonds, Illinois FIRST
                Program, Series 2002:
        9,000    5.250%, 8/01/12 - MBIA Insured                                         No Opt. Call         AAA         10,199,430
        2,000    5.500%, 2/01/18 - FGIC Insured                                       2/12 at 100.00         AAA          2,217,240

        4,020   Community Unit School District No. 220 of the Counties                  No Opt. Call         AAA          4,522,259
                 of Lake, Cook, Kane, and McHenry, Illinois, General Obligation
                 Bonds, Series 2002, 5.250%, 12/01/20 - FSA Insured

                Community Unit School District No. 60, Waukegan, Lake County,
                Illinois, General Obligation Bonds, Series 2001B Refunding:
        3,230    0.000%, 11/01/19 - FSA Insured                                         No Opt. Call         Aaa          1,445,942
        1,740    0.000%, 11/01/21 - FSA Insured                                         No Opt. Call         Aaa            686,517

       17,945   McHenry and Kane Counties Community Consolidated School                 No Opt. Call         Aaa          6,932,333
                 District No. 158, Illinois, General Obligation Bonds, Series 2003,
                 0.000%, 1/01/22 - FGIC Insured

        4,505   McHenry County Community Consolidated School District                 2/09 at 100.00         Aaa          5,096,642
                 No. 047, Crystal Lake, Illinois, General Obligation Bonds,
                 Series 1999 Refunding, 5.750%, 2/01/19 - FSA Insured

        2,910   Community High School District Number 154, McHenry                      No Opt. Call         Aaa          1,197,261
                 County, Illinois, Capital Appreciation School Bonds,
                 Series 2001, 0.000%, 1/01/21 - FGIC Insured

        4,540   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          4,650,685
                 McCormick Place Expansion Project Revenue Bonds,
                 Series 2002A, 5.000%, 12/15/28 - MBIA Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.3%

$       1,000   Ball State University Board of Trustees, Indiana, Ball State          1/12 at 100.00         AAA        $ 1,116,600
                 University Student Fee Revenue Bonds, Series 2002K,
                 5.750%, 7/01/20 - FGIC Insured

        6,031   City of Greenfield, Indiana, Multifamily Housing Revenue             12/05 at 105.00         Aaa          6,308,667
                 Bonds, Series 1996A, Pedcor Investments-1988-V, L.P.
                 Project, 6.200%, 12/01/28 (Alternative Minimum Tax)

        2,875   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/05 at 102.00         AAA          3,179,865
                 Series 1995A, Guarantee Revenue, 6.750%, 2/01/17

        3,500   Indiana Bond Bank, Special Program Bonds, Series 2000A,               2/10 at 101.00         AAA          4,068,890
                 City of East Chicago Facilities Building Corporation Project,
                 6.125%, 2/01/25 - AMBAC Insured

        5,000   Indiana Transportation Finance Authority, Highway Revenue            12/10 at 100.00          AA          5,364,350
                 Bonds, Series 2000, 5.375%, 12/01/25

        1,000   Shelbyville Elementary School Building Corporation, Shelby            7/11 at 100.00         AAA          1,055,200
                 County, Indiana, First Mortgage Bonds, Series 2001,
                 5.000%, 7/05/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 3.3%

       10,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA         10,149,100
                 Series 1998A, Iowa Health System, 5.125%, 1/01/28 -
                 MBIA Insured

                Tobacco Settlement Authority, Iowa, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        7,000    5.300%, 6/01/25                                                      6/11 at 101.00          A-          5,421,570
        7,300    5.600%, 6/01/35                                                      6/11 at 101.00          A-          5,529,531


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.2%

          805   Johnson County, Kansas, Single Family Mortgage Revenue                5/04 at 103.00         Aa2            837,780
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

          510   Sedgwick and Shawnee Counties, Kansas, Collateralized                   No Opt. Call         Aaa            513,703
                 Single Family Mortgage Refunding Revenue Bonds, GNMA
                 Certificates, Series 1994A1, 7.900%, 5/01/24 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.1%

          500   Kentucky Housing Corporation, Housing Revenue Bonds,                  7/06 at 102.00         AAA            528,205
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 3.5%

        1,750   Bossier Public Trust Financing Authority, Louisiana, Single           8/05 at 102.00         AAA          1,784,825
                 Family Mortgage Revenue Refunding Bonds, Series 1995B,
                 6.125%, 8/01/28

        7,445   East Baton Rouge Mortgage Finance Authority, Louisiana,              10/05 at 102.00         Aaa          7,685,846
                 Single Family Mortgage Revenue Bonds, GNMA and FNM
                 Mortgage-Backed Securities Program, Series 1994C,
                 6.350%, 10/01/28 (Alternative Minimum Tax)

        3,230   Jefferson Sales Tax District, Parish of Jefferson, Louisiana,        12/12 at 100.00         AAA          3,464,918
                 Special Sales Tax Revenue Bonds, Series 2002 Refunding,
                 5.250%, 12/01/21 - AMBAC Insured

        4,910   New Orleans Home Mortgage Authority, Louisiana, Single                6/05 at 102.00         Aaa          5,108,757
                 Family Mortgage Revenue Bonds, Series 1995A,
                 6.300%, 6/01/28 (Alternative Minimum Tax)

        3,855   Orleans Levee District, A Political Subdivision of the State         12/05 at 103.00         AAA          4,364,631
                 of Louisiana, Levee Improvement Bonds, Series 1986, Serial
                 and Term Trust Receipts, 5.950%, 11/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.1%

          550   Maine State Housing Authority, Mortgage Purchase Bonds,              11/05 at 102.00         AA+            577,280
                 1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.2%

          965   Community Development Administration, Department of Housing           5/03 at 102.00         Aa2            985,535
                 and Community Development, Maryland, Multifamily Housing
                 Revenue Bonds, Insured Mortgage Loans, 1993 Series C,
                 6.625%, 5/15/23


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.4%

       13,250   Commonwealth of Massachusetts, General Obligation Bonds,              1/13 at 100.00         AAA         14,241,895
                 Consolidated Loan, Series 2002E, 5.250%, 1/01/21 - FSA Insured

        3,325   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          3,608,822
                 Resource Recovery Revenue Bonds, Eco/Springfield, LLC
                 Project, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)


                                       21


                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       2,750   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA        $ 2,792,928
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

        9,175   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00          AA          9,853,308
                 Revenue Bonds, Berkshire Health System Issue, Series 2001E,
                 5.700%, 10/01/25 - RAAI Insured

        3,605   Massachusetts Water Resources Authority, General Revenue             12/04 at 102.00         AAA          3,869,247
                 Bonds, 1993 Series C, 5.250%, 12/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.0%

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Devos Place Project, Limited Tax General Obligation Bonds,
                Series 2001:
        7,660    0.000%, 12/01/21                                                       No Opt. Call         AAA          3,154,924
        7,955    0.000%, 12/01/22                                                       No Opt. Call         AAA          3,076,358
        8,260    0.000%, 12/01/23                                                       No Opt. Call         AAA          3,006,557
        8,575    0.000%, 12/01/24                                                       No Opt. Call         AAA          2,934,365
        8,900    0.000%, 12/01/25                                                       No Opt. Call         AAA          2,866,245

        2,000   Michigan State Hospital Finance Authority, Revenue and                8/03 at 102.00        BBB-          1,948,860
                 Refunding Bonds, Detroit Medical Center Obligated Group,
                 Series 1993A, 6.375%, 8/15/09

        8,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/03 at 102.00         AAA          8,290,400
                 Refunding Bonds, Oakwood Hospital Obligated Group,
                 Series 1993A, 5.625%, 11/01/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.0%

        3,085   Bemidji, Minnesota, Healthcare Facilities First Mortgage              9/12 at 100.00          AA          3,131,954
                 Revenue Bonds, North Country Health Services, Series 2002,
                 5.000%, 9/01/24 - RAAI Insured

        6,995   Champlin, Minnesota, Senior Housing Revenue Bonds,                    6/12 at 105.00         Aaa          7,075,163
                 Champlin Shores Senior Living Center, GNMA Guaranteed,
                 Series 2002A, 3.000%, 12/20/43

        3,560   Housing and Redevelopment Authority of the Cities of                  6/03 at 102.00        BBB+          3,615,109
                 Minneapolis and St. Paul, Minnesota, Healthcare Facility
                 Revenue Bonds, Series 1992, Group Health Plan, Inc.
                 Project, 6.900%, 10/15/22

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,151,320
                 Minnesota, Subordinate Airport Revenue Bonds,
                 Series 2001C, 5.250%, 1/01/26 - FGIC Insured

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          2,524,248
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

        2,195   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+          2,311,181
                 Bonds, 2000 Series C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)

        2,580   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/05 at 102.00         AAA          2,681,497
                 1995 Series D, 5.950%, 2/01/18 - MBIA Insured

        2,465   Minnesota Housing Finance Agency, Single Family Mortgage              1/06 at 102.00         AA+          2,581,595
                 Bonds, 1996 Series G, 6.250%, 7/01/26 (Alternative
                 Minimum Tax)

        2,325   Minnesota Housing Finance Agency, Single Family Mortgage              1/11 at 101.00         AA+          2,512,558
                 Bonds, 1998 Series H-2, Remarketed, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

        2,000   Southern Minnesota Municipal Power Agency, Power Supply               7/03 at 102.00         Aaa          2,048,220
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 9.0%

        2,000   Missouri-Illinois Metropolitan District, Bi-State Development        10/13 at 100.00         AAA          2,056,380
                 Agency, Metrolink Cross County Extension Project, Mass
                 Transit Sales Tax Appropriation Bonds, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

        9,000   City of Kansas City, Missouri, General Improvement Airport            9/12 at 100.00         AAA          9,843,120
                 Revenue Bonds, Series 2003B, 5.250%, 9/01/17 -
                 FGIC Insured

        6,445   State of Missouri, General Obligation Bonds, Series 2002B,           10/12 at 100.00         AAA          6,975,424
                 Water Pollution Control Refunding, 5.000%, 10/01/18

        4,095   State of Missouri, General Obligation Bonds, Series 2002A,           10/12 at 100.00         AAA          4,432,019
                 Fourth State Building Refunding, 5.000%, 10/01/18


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Health Care Series 2001A:
$       2,500    5.250%, 6/01/21 - AMBAC Insured                                      6/11 at 101.00         AAA        $ 2,622,300
        2,000    5.250%, 6/01/28 - AMBAC Insured                                      6/11 at 101.00         AAA          2,070,620

        5,500   Industrial Development Authority of the City of St. Louis,            6/03 at 102.00         N/R          5,569,850
                 Missouri, Industrial Revenue Refunding Bonds, Kiel Center
                 Multipurpose Arena Project, Series 1992, 7.625%, 12/01/09
                 (Alternative Minimum Tax)

                City of St. Louis, Missouri, Airport Revenue Bonds, Series 2001A,
                Airport Development Program:
        2,000    5.125%, 7/01/22 - MBIA Insured                                       7/11 at 100.00         AAA          2,093,720
        2,500    5.000%, 7/01/26 - MBIA Insured                                       7/11 at 100.00         AAA          2,563,025

        7,000   City of St. Louis, Missouri, Airport Revenue Bonds,                   7/12 at 100.00         AAA          7,192,850
                 Series 2002A, Capital Improvement Program,
                 5.000%, 7/01/27 - MBIA Insured

       11,000   St. Louis, Missouri, Municipal Finance Corporation, Leasehold         7/03 at 102.00         AAA         11,330,880
                 Revenue Bonds, Series 1993A, 6.000%, 7/15/13
                 (Pre-refunded to 7/15/03)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.8%

        4,000   Clark County, Nevada, Industrial Development Revenue                  6/03 at 101.00         AAA          4,144,400
                 Bonds, Nevada Power Company Project, Series 1992A,
                 6.700%, 6/01/22 (Alternative Minimum Tax) - FGIC Insured

       10,410   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         11,580,813
                 Series 2002C, 5.500%, 6/15/18 - MBIA Insured

        7,315   Washoe County School District, Nevada, General Obligation               No Opt. Call         AAA          8,517,732
                 Bonds, Series 2002B Refunding, 5.500%, 6/01/17 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.0%

        4,500   New Jersey Economic Development Authority, Insured                    5/05 at 102.00         AAA          5,006,655
                 Revenue Bonds, Educational Testing Service Issue,
                 Series 1995A, 6.000%, 5/15/25 (Pre-refunded to 5/15/05) -
                 MBIA Insured

        4,310   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          4,507,915
                 Multifamily Housing Revenue Bonds, Series 1997
                 5.650%, 5/01/40 (Alternative Minimum Tax) -
                 AMBAC Insured

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
       10,000    5.750%, 6/01/32                                                      6/12 at 100.00          A-          8,525,800
        3,165    6.125%, 6/01/42                                                      6/12 at 100.00          A-          2,555,991

        1,000   Toms River Board of Education, New Jersey, General Obligation         7/07 at 100.00         AAA          1,145,240
                 Bonds, Series 1997, 5.750%, 7/15/21 (Pre-refunded to
                 7/15/07) - FGIC Insured

        3,685   Union County Utilities Authority, New Jersey, Solid Waste             6/08 at 101.00         AAA          3,785,969
                 Facility Subordinated Lease Revenue Bonds, Ogden Martin
                 Systems of Union, Inc. Lessee, Series 1998A,
                 5.350%, 6/01/23 (Alternative Minimum Tax) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.5%

        2,975   New Mexico Mortgage Finance Authority, Single Family                  7/05 at 102.00         AAA          3,104,918
                 Mortgage Program Bonds, 1995 Series E, 6.300%, 7/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.2%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
        1,800    5.125%, 12/01/22 - FSA Insured                                       6/08 at 101.00         AAA          1,877,256
        2,330    5.500%, 12/01/29                                                     6/03 at 101.00          A-          2,360,337

        7,695   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A          7,793,881
                 Fiscal 1995 Series E, 6.600%, 8/01/03

       17,365   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A         19,487,003
                 Fiscal 1996 Series F, 7.000%, 2/01/06

       11,130   The City of New York, New York, General Obligation Bonds,             3/06 at 101.50           A         12,123,130
                 Fiscal 1996 Series I, 5.875%, 3/15/18

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series I:
        8,270    6.250%, 4/15/27 (Pre-refunded to 4/15/07)                            4/07 at 101.00         Aaa          9,676,562
        3,750    6.250%, 4/15/27                                                      4/07 at 101.00           A          4,177,650

                The City of New York, New York, General Obligation Bonds, Fiscal
                1996 Series J1:
        1,415    5.875%, 2/15/19 (Pre-refunded to 2/15/06)                            2/06 at 101.50        A***          1,601,242
        7,585    5.875%, 5/15/19                                                      2/06 at 101.50           A          8,202,495
        3,820    5.500%, 2/15/26                                                      2/06 at 101.50           A          3,918,976


                                       23


                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       1,370   New York City Municipal Water Finance Authority, New York,            6/07 at 101.00         AAA        $ 1,490,396
                 Water and Sewer System Revenue Bonds, Fiscal 1997
                 Series B, 5.500%, 6/15/27 - MBIA Insured

        3,150   New York City Municipal Water Finance Authority, New York,            6/05 at 101.00         AAA          3,481,254
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05) - MBIA Insured

        4,000   The Trust for Cultural Resources of the City of New York,             4/07 at 101.00         AAA          4,428,160
                 New York, Revenue Bonds, Series 1997A, (American Museum
                 of Natural History), 5.650%, 4/01/27 - MBIA Insured

        2,500   Dormitory Authority of the State of New York, City University         7/06 at 102.00      AA-***          2,884,825
                 System Consolidated Third General Resolution Bonds,
                 1996 Series 2, 6.000%, 7/01/20 (Pre-refunded to 7/01/06)

                Dormitory Authority of the State of New York, Marymount
                Manhattan College Insured Revenue Bonds, Series 1999:
        1,975    6.375%, 7/01/16 - RAAI Insured                                       7/09 at 101.00          AA          2,268,465
        2,080    6.375%, 7/01/17 - RAAI Insured                                       7/09 at 101.00          AA          2,382,890

        7,635   New York State Medical Care Facilities Finance Agency,                5/05 at 102.00      AA-***          8,470,345
                 Mercy Medical Center Project Revenue Bonds, 1995 Series A,
                 5.875%, 11/01/15 (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.1%

        2,550   County of Cumberland, North Carolina, Hospital Facility              10/09 at 101.00          A-          2,643,611
                 Revenue Bonds, Cumberland County Hospital System Inc.,
                 Series 1999, Cape Fear Valley Health System,
                 5.250%, 10/01/19

        2,480   City of Durham, North Carolina, Urban Redevelopment                   8/07 at 105.00         AAA          2,694,098
                 Mortgage Revenue Bonds, Durham Hosiery Mill Project,
                 FHA-Insured LN, Series 1987, 7.500%, 8/01/29 (Alternative
                 Minimum Tax)

        1,425   North Carolina Housing Finance Agency, Single Family                  3/06 at 102.00          AA          1,496,535
                 Revenue Bonds, Series JJ, 1985 Resolution, 6.450%, 9/01/27
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.9%

        4,495   North Dakota Housing Finance Agency, Mortgage Revenue                 7/10 at 100.00         Aa3          4,766,228
                 Bonds, Housing Finance Program, Series 2000C,
                 6.150%, 7/01/31 (Alternative Minimum Tax)

          725   North Dakota Housing Finance Agency, Housing Finance                  1/07 at 102.00         Aa2            765,223
                 Program Bonds, Home Mortgage Finance Program,
                 1996 Series B, 6.400%, 1/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.2%

        2,000   Ohio Housing Finance Agency, Multifamily Housing Mortgage             1/08 at 102.00         Aa2          2,059,080
                 Revenue Bonds, Series 1998B-1, FHA-Insured Mortgage
                 Loan - Courtyards of Kettering Project, 5.550%, 1/01/40
                 (Alternative Minimum Tax)

        5,000   Ohio Water Development Authority, Collateralized Water                8/03 at 101.00          A2          5,085,700
                 Development Revenue Refunding Bonds, 1992 Series A,
                 Dayton Power and Light Company Project, 6.400%, 8/15/27

        6,750   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          6,205,950
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)

        6,900   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          6,894,273
                 Revenue Bonds, Bay Shore Power Project, Convertible
                 Series 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.3%

        5,000   Oklahoma Student Loan Authority, Student Loan Revenue                 6/11 at 102.00         AAA          5,212,750
                 Bonds, Senior Lien Series 2001-A1, 5.625%, 6/01/31
                 (Alternative Minimum Tax)

        2,990   Tulsa County Public Facilities Authority, Oklahoma, Recreational      5/03 at 101.50          AA          3,100,869
                 Facility Refunding Revenue Bonds, Series 1992,
                 6.600%, 11/01/08


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.8%

        2,865   State of Oregon, General Obligation Elderly and Disabled              8/03 at 101.00          AA          2,933,903
                 Housing Bonds, 1992 Series B, 6.375%, 8/01/24

        3,190   State of Oregon, General Obligation Veterans Welfare                 10/05 at 102.00          AA          3,326,851
                 Bonds, Series 75, 6.000%, 4/01/27

        2,785   Oregon Housing and Community Services Department,                     1/10 at 100.00         Aa2          2,968,782
                 Mortgage Revenue Bonds, Single Family Mortgage Program,
                 Series 2000F, 6.250%, 7/01/28 (Alternative Minimum Tax)

        2,015   Portland, Oregon, Limited Tax Improvement Bonds,                      6/06 at 100.00         Aa2          2,209,609
                 1996 Series A, 5.550%, 6/01/16


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.6%

$       2,400   Beaver County Industrial Development Authority, Pennsylvania,         7/05 at 102.00           A        $ 2,577,840
                 Collateralized Pollution Control Revenue Refunding Bonds,
                 Series 1995A, Cleveland Electric Illuminating Company -
                 Beaver Valley Project, 7.750%, 7/15/25 - ACA Insured

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AAA          1,208,960
                 Local Government Revenue Bonds, Series 1997B,
                 5.700%, 7/01/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.2%

        1,375   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/05 at 100.00          A-          1,465,076
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.8%

        1,055   Rhode Island Health and Educational Building Corporation,             3/12 at 101.00          AA          1,093,022
                 Revenue Bonds, Salve Regina University, Series 2002
                 Refunding, 5.000%, 3/15/19 - RAAI Insured

       12,000   Tobacco Settlement Financing Corporation of Rhode Island,             6/12 at 100.00          A-         10,263,000
                 Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.7%

       15,445   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         17,357,400
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17

        2,500   Greenville Hospital System Board of Trustees, South Carolina,         5/13 at 100.00         AAA          2,550,300
                 Hospital Facilities Revenue Bonds, Series 2003A Refunding,
                 5.000%, 5/01/25 (WI, settling 5/01/03) - AMBAC Insured

        2,135   School District No. 4 of Lexington County, South Carolina,            7/04 at 102.00     Baa2***          2,322,154
                 Certificates of Participation, Series 1994, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/04)

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric             7/03 at 100.00         AAA          6,880,736
                 Revenue Refunding Bonds, Series 1991, 4.000%, 1/01/23 -
                 MBIA Insured

       15,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00          A-         13,529,250
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.6%

        5,820   South Dakota Housing Development Authority Homeownership              5/07 at 102.00         AAA          6,024,748
                 Mortgage Bonds, 1997 Series F, 5.800%, 5/01/28
                 (Alternative Minimum Tax)

        9,860   South Dakota Building Authority, Revenue Bonds, Series 1992,          9/04 at 100.00         AAA         10,141,404
                 6.700%, 9/01/17 (Pre-refunded to 9/01/04) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3%

        1,500   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00         AAA          1,656,540
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/19 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 15.7%

        5,000   Brazos River Authority, Texas, Pollution Control Revenue Bonds,       5/08 at 102.00         AAA          5,752,400
                 Texas Utilities Electric Company Project, Series 1998A
                 Refunding, 5.550%, 5/01/33 (Alternative Minimum Tax)
                 (Pre-refunded to 5/01/08) - AMBAC Insured

        5,000   Brazos River Authority, Texas, Pollution Control Revenue Bonds,       4/08 at 102.00         AAA          5,746,150
                 Texas Utilities Electric Company Project, Series 1995C,
                 5.550%, 6/01/30 (Alternative Minimum Tax) (Pre-refunded
                 to 4/01/08) - MBIA Insured

        5,110   Brazos River Authority, Texas, Pollution Control Revenue Bonds,       4/13 at 101.00         BBB          5,334,636
                 TXU Electric Company Project, Series 1999C Refunding,
                 7.700%, 4/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-         10,284,900
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, 2002 Series A-6, 6.250%, 5/15/33
                 (Alternative Minimum Tax) (Mandatory put 5/15/17)

       10,000   Coppell Independent School District, Dallas County, Texas,              No Opt. Call         AAA          2,497,100
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2001, 0.000%, 8/15/28

        3,345   City of Fort Worth, Texas, Water and Sewer Revenue Bonds,             2/12 at 100.00          AA          3,714,221
                 Series 2001, 5.625%, 2/15/19

        1,635   Garland Independent School District, Dallas County, Texas,            2/07 at 100.00         AAA          1,637,485
                 School Building Unlimited Tax Bonds, Series 1997-A,
                 4.000%, 2/15/15


                                       25


                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       5,000   Gulf Coast Industrial Development Authority, Texas, Waste             6/08 at 102.00         BBB        $ 4,489,900
                 Disposal Revenue Bonds, Valero Refining and Marketing
                 Company Project, Series 1997, 5.600%, 12/01/31
                 (Alternative Minimum Tax)

        2,800   Houston Sports Authority, Harris County, Texas, Senior Lien          11/11 at 100.00         AAA          2,918,272
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

          630   Hidalgo County Housing Finance Corporation, Texas, Single             4/04 at 102.00         Aaa            648,245
                 Family Mortgage Revenue Bonds, GNMA and FNMA
                 Collateralized, Series 1994A, 7.000%, 10/01/27
                 (Alternative Minimum Tax)

                City of Houston, Texas, Hotel Occupancy Tax and Special Revenue
                Bonds, Series 2001B Convention Project:
       25,850    0.000%, 9/01/25 - AMBAC Insured                                        No Opt. Call         AAA          8,000,834
       26,610    0.000%, 9/01/26 - AMBAC Insured                                        No Opt. Call         AAA          7,744,042

        1,000   Humble Independent School District, Harris County, Texas,             2/10 at 100.00         AAA            905,400
                 Unlimited Tax Schoolhouse Bonds, Series II 1997,
                 3.500%, 2/15/18

        6,185   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         AAA          6,456,954
                 Unlimited Tax General Obligation Refunding Bonds, Series 2001,
                 5.250%, 8/15/26

       10,080   Lake Dallas Independent School District, Denton County,               8/12 at 100.00         AAA         10,179,994
                 Texas, General Obligation Bonds, Series 2002, 5.000%, 8/15/37

        1,760   City of Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,          3/09 at 100.00         AAA          2,009,691
                 Series 2001, 5.750%, 3/15/16 - FGIC Insured

        2,000   Pearland Independent School District, Brazoria County, Texas,         2/11 at 100.00         AAA          2,103,560
                 Unlimited Tax Schoolhouse Bonds, 2001 Series A,
                 5.250%, 2/15/22

        3,935   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,051,870
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        7,490   State of Texas, General Obligation Bonds, Veterans Housing           12/03 at 102.00         Aa1          7,746,533
                 Assistance Program Fund, Series 1993, 6.800%, 12/01/23
                 (Alternative Minimum Tax)

        3,900   State of Texas, General Obligation Bonds, Veterans Housing           12/11 at 101.00         Aa1          4,000,776
                 Assistance Program Fund II, Series 2001C1, 5.200%, 12/01/21
                 (Alternative Minimum Tax)

                Weatherford Independent School District, Parker County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        6,945    0.000%, 2/15/25                                                       2/11 at 44.73         AAA          2,033,913
        6,945    0.000%, 2/15/27                                                       2/11 at 39.75         AAA          1,801,602


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.1%

        1,400   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/04 at 102.00         AAA          1,436,022
                 1994 Issue B, Federally Insured or Guaranteed Mortgage
                 Loans, 6.450%, 7/01/14

          815   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50         AAA            857,087
                 1997 Series E2, Class I, 5.875%, 1/01/19 (Alternative
                 Minimum Tax)

        1,285   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101.50         AAA          1,351,447
                 1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)

        3,000   Municipal Building Authority of Weber County, Utah, Lease            12/04 at 102.00         AAA          3,361,290
                 Revenue Bonds, Series 1994, 7.500%, 12/15/19 (Pre-refunded to 12/15/04) - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.9%

        5,635   Vermont Housing Finance Agency, Single Family Housing                 5/03 at 102.00          A+          5,753,617
                 Bonds, Series 4, 6.400%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.3%

       15,000   Public Utility District No. 1 of Chelan County, Washington,           7/12 at 100.00         AAA         15,492,750
                 Chelan Hydro-Consolidated System Revenue Bonds,
                 Series 2002A, 5.450%, 7/01/37 (Alternative Minimum Tax) -
                 AMBAC Insured

        5,000   Energy Northwest, Washington, Nuclear Project No. 1 Electric          7/13 at 100.00         Aa1          5,561,650
                 Revenue Bonds, Series 2003A Refunding, 5.500%, 7/01/16

        7,635   Public Hospital District No. 2, King County, Washington,              6/11 at 101.00         AAA          7,715,244
                 Limited Tax General Obligation Bonds, Evergreen Healthcare,
                 Series 2001A, 5.000%, 12/01/30 - AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$      10,080   King County School District No. 401, Highline, Washington,            6/12 at 100.00         AAA      $  11,315,909
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/16 -
                 FGIC Insured

        6,965   Port of Seattle, Washington, Revenue Bonds, Series 1999A,             9/12 at 100.00         AAA          7,378,303
                 5.250%, 9/01/22 - FGIC Insured

        4,905   State of Washington, Various Purpose General Obligation               1/09 at 100.00         AA+          5,121,507
                 Bonds, Series 1999B, 5.000%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.3%

        7,000   County Commission of Harrison County, West Virginia, Solid            5/03 at 102.00         AAA          7,163,590
                 Waste Disposal Revenue Bonds, Potomac  Edison Company
                 Harrison Station Project, Series B, 6.250%, 5/01/23
                 (Alternative Minimum Tax) - AMBAC Insured

        1,000   County Commission of Pleasants County, West Virginia,                 4/09 at 101.00         AAA          1,038,080
                 Pollution Control Revenue Bonds, West Penn Power
                 Company Pleasants Station Project, 1999 Series E,
                 5.500%, 4/01/29 (Alternative Minimum Tax) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.6%

        3,215   Wisconsin Health and Educational Facilities Authority,                2/07 at 102.00         AAA          3,506,271
                 Revenue Bonds, Series 1997, Marshfield Clinic Project,
                 5.625%, 2/15/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$   1,101,396   Total Long-Term Investments (cost $908,682,910) - 151.8%                                                961,930,962
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.0%

        2,000   Gulf Coast Waste Disposal Authority, Texas, Environmental                                   A-1+          2,000,000
                 Facilities Revenue Bonds, Exxon Mobil Project, Series 2000,
                 Variable Rate Demand Obligations, 1.350%, 6/01/30
                 (Alternative Minimum Tax)+

        4,400   New Jersey Educational Facilities Authority, Revenue Bonds,                                 A-1+          4,400,000
                 Princeton University, Variable Rate Demand Obligations,
                 Series 2002B, 1.150%, 7/01/22+
------------------------------------------------------------------------------------------------------------------------------------
$       6,400   Total Short-Term Investments (cost $6,400,000)                                                            6,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $915,082,910) - 152.8%                                                          968,330,962
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     12,384,719
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.8)%                                                       (347,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 633,715,681
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       27


                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                            Portfolio of
                                    INVESTMENTS April 30, 2003 (Unaudited)
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.9%

$       2,975   Alabama Higher Education Loan Corporation, Student Loan                 No Opt. Call         AAA        $ 3,119,407
                 Revenue Bonds, Series 1994D Refunding, 5.850%, 9/01/04
                 (Alternative Minimum Tax) - FSA Insured

        2,395   Alabama Housing Finance Authority, Multifamily Housing                2/11 at 102.00         AAA          2,619,675
                 Revenue Bonds, South Bay Apartments Project, 2000 Series K,
                 5.950%, 2/01/33 (Alternative Minimum Tax)

       11,745   Alabama Special Care Facilities Financing Authority of               11/05 at 101.00         Aaa         12,326,495
                 Birmingham, Hospital Revenue Bonds, Daughters of Charity
                 National Health System - Providence Hospital and St. Vincent's
                 Hospital, Series 1995, 5.000%, 11/01/25

        5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A1          4,643,292
                 Bonds, Series 2001, 5.750%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.9%

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,130,000
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.1%

          180   Arkansas Development Finance Authority, Single Family                 8/03 at 101.00          AA            184,090
                 Mortgage Revenue Refunding Bonds, 1991 Series A,
                 FHA-Insured or VA Guaranteed Mortgage Loans,
                 8.000%, 8/15/11

          171   City of Jacksonville, Arkansas, Residential Housing Facilities        7/03 at 103.00         Aaa            176,775
                 Board, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1993A, 7.900%, 1/01/11

          264   Residential Housing Facilities Board of Lonoke County,                4/05 at 103.00         Aaa            277,872
                 Arkansas, Single Family Mortgage Revenue Refunding
                 Bonds, Series 1993A, 7.900%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.9%

        4,780   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA          3,108,147
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00          A-            886,250
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39

        1,715   Housing Authority of the Merced County, California,                   1/04 at 102.00         Aaa          1,763,260
                 Multifamily Housing Refunding Revenue Bonds, Series 1993A,
                  Belmont Park Apartments Project, 5.875%, 1/01/19

        5,000   Airports Commission of the City and County of San Francisco,          5/04 at 101.00         AAA          5,251,150
                 California, Second Series Revenue Bonds, San Francisco
                 International Airport, Issue 8A, 6.300%, 5/01/25 (Alternative
                 Minimum Tax) - FGIC Insured

        3,545   Redevelopment Agency of the City of San Leandro, California,          6/03 at 102.00       A-***          3,631,214
                 Tax Allocation Bonds, Plaza 1 and Plaza 2 Redevelopment
                 Projects, 1993 Series A, 6.125%, 6/01/23 (Pre-refunded
                 to 6/01/03)

        1,945   South Gate Public Financing Authority, Los Angeles County,              No Opt. Call         AAA          2,329,663
                 California, Water Revenue Refunding Bonds, 1996 Series A,
                 6.000%, 10/01/12 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.8%

        2,150   Colorado Housing and Finance Authority, Single Family                10/09 at 105.00         Aa2          2,239,462
                 Program Senior Bonds, 1999 Series C-3, 6.750%, 10/01/21

        3,040   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call           A          3,768,475
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        4,345   El Paso County School District No. 20, Academy, Colorado,            12/12 at 100.00         Aaa          4,802,572
                 General Obligation Bonds, Series 2002, 5.250%, 12/15/17 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5%

        3,000   Connecticut Housing Finance Authority, Housing Mortgage               5/06 at 102.00         AAA          3,204,000
                 Finance Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.8%

$       6,000   District of Columbia, General Obligation Bonds, Series 1993B2,          No Opt. Call         AAA        $ 6,853,440
                 5.500%, 6/01/10 - FSA Insured

        1,975   District of Columbia, Hospital Revenue Refunding Bonds,               8/03 at 101.00       A-***          2,019,576
                 Medlantic Healthcare Group, Inc. Issue, Series 1992B,
                 6.750%, 8/15/07 (Pre-refunded to 8/15/03)

        4,250   District of Columbia, Hospital Revenue Refunding Bonds,               8/06 at 102.00         AAA          4,804,498
                 Medlantic Healthcare Group, Inc. Issue, Series 1993A,
                 5.750%, 8/15/14 - MBIA Insured

                District of Columbia, General Obligation Bonds, Series 1993E:
        4,485    6.000%, 6/01/09 - CAPMAC Insured                                     6/03 at 102.00         AAA          4,595,735
            5    6.000%, 6/01/09 - CAPMAC Insured                                     6/03 at 102.00         AAA              5,120

                District of Columbia, General Obligation Refunding Bonds,
                Series 1993A:
        1,585    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          1,825,207
        7,215    6.000%, 6/01/07 - MBIA Insured                                         No Opt. Call         AAA          8,263,051

                District of Columbia, University Revenue Bonds, Georgetown
                University Issue, Series 2001A:
        9,670    0.000%, 4/01/26 - MBIA Insured                                        4/11 at 42.15         AAA          2,633,915
       15,235    0.000%, 4/01/30 - MBIA Insured                                        4/11 at 32.93         AAA          3,227,992


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 6.2%

        5,000   Broward County Board of Education, Florida, Certificates              7/13 at 100.00         AAA          5,160,700
                 of Participation, Series 2003, 5.000%, 7/01/28 - MBIA Insured

        5,000   Hillsborough County Aviation Authority, Florida, Tampa               10/13 at 100.00         AAA          5,302,600
                 International Airport Revenue Bonds, Series 2003A,
                 5.250%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        9,000   JEA, Florida, Water and Sewer System Revenue Bonds,                  10/05 at 100.00         Aa3          9,182,430
                 2001 Series A, 5.200%, 10/01/20

        5,000   Martin County Industrial Development Authority, Florida,             12/04 at 102.00        BBB-          5,243,750
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration, L.P. Project, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          1,502,296
                 Multifamily Revenue Bonds, Sunset Bay Apartments
                 Project, Series 2000-5A, 5.850%, 7/01/20 (Alternative
                 Minimum Tax) - FSA Insured

        9,500   City of Sunrise, Florida, Utility System Revenue Refunding           10/18 at 100.00         AAA          9,967,495
                 Bonds, Series 1998, 5.000%, 10/01/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4%

        3,400   City of Atlanta, Georgia, Water and Wastewater Revenue                  No Opt. Call         AAA          3,883,854
                 Bonds, Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,880   Municipal Electric Authority of Georgia, General Power                  No Opt. Call          A+          3,737,750
                 Revenue Bonds, 1992B Series, 8.250%, 1/01/11

        5,500   Municipal Electric Authority of Georgia, General Power Revenue          No Opt. Call         AAA          6,458,595
                 Bonds, 1993B Series, 5.700%, 1/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.0%

                City and County of Honolulu, Hawaii, General Obligation Bonds,
                Refunding and Improvement Series 1993B:
        1,580    5.000%, 10/01/13                                                       No Opt. Call         Aaa          1,781,719
        3,420    5.000%, 10/01/13                                                       No Opt. Call         AA-          3,799,859

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.8%

        4,000   Board of Education of the City of Chicago, Illinois, General            No Opt. Call         AAA          4,893,240
                 Obligation Lease Certificates, 1992 Series A,
                 6.250%, 1/01/15 - MBIA Insured

        5,550   City of Chicago, Illinois, Midway Airport Revenue Bonds,              1/11 at 101.00         AAA          5,607,665
                 Series 2001A, 5.125%, 1/01/26 (Alternative Minimum
                 Tax) - FSA Insured

        5,000   City of Chicago, Illinois, Sales Tax Revenue Bonds,                   7/08 at 102.00         AAA          5,240,100
                 Series 1998, 5.250%, 1/01/28 - FGIC Insured

                Cook County School District 99, Cicero, Illinois, General
                Obligation School Bonds, Series 1997:
        1,455    8.500%, 12/01/13 - FGIC Insured                                        No Opt. Call         Aaa          2,047,185
        1,685    8.500%, 12/01/15 - FGIC Insured                                        No Opt. Call         Aaa          2,442,677

        6,200   Illinois Development Finance Authority, Revenue Bonds, Greek          4/11 at 105.00         Aaa          7,450,416
                 American Nursing Home Project, Series 2000A,
                 7.600%, 4/20/40

        1,140   Illinois Development Finance Authority, Child Care Facility           9/03 at 101.00         N/R          1,164,966
                 Revenue Bonds, Series 1992, Illinois Facilities Fund Project,
                 7.400%, 9/01/04


                                       29


                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,255   Illinois Educational Facilities Authority, Revenue Bonds,             7/03 at 100.00         AAA        $ 1,361,022
                 Chicago College of Osteopathic Medicine, Series A,
                 8.750%, 7/01/05

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,       10/03 at 102.00       A3***          3,114,060
                 Series 1993, Illinois Masonic Medical Center,
                 5.500%, 10/01/19 (Pre-refunded to 10/01/03)

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Series 1993C, Lutheran General Health System:
        5,705    7.000%, 4/01/08                                                        No Opt. Call          A+          6,586,308
        4,075    7.000%, 4/01/14                                                        No Opt. Call          A+          5,088,290

        8,190   Illinois Housing Development Authority, Multifamily Program           9/04 at 102.00          A+          8,515,716
                 Bonds, 1994 Series 5, 6.650%, 9/01/14

        3,410   Illinois Housing Development Authority, Section 8 Elderly             5/03 at 102.00           A          3,482,156
                 Housing Revenue Bonds, Skyline Towers Apartments,
                 Series 1992B, 6.875%, 11/01/17

        9,795   Community Unit School District No. 220 of the Counties of               No Opt. Call         AAA         11,070,995
                 Lake, Cook, Kane, and McHenry, Illinois, General Obligation
                 Bonds, Series 2002, 5.250%, 12/01/19 - FSA Insured

        2,025   Long Creek Township, Macon County, Illinois, Waterworks               5/03 at 100.00         N/R          2,043,063
                  Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          4,928,695
        4,540    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          4,650,685

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          4,124,179
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

        2,912   Town of Wood River, Madison County, Illinois, General                 2/04 at 102.00         N/R          2,640,203
                 Obligation Bonds, Wood River Township Hospital, Alternate
                 Revenue Source, Series 1993, 6.625%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.1%

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA         23,132,560
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 - MBIA Insured

        2,100   City of Indianapolis, Indiana, Economic Development Revenue           7/03 at 103.00        Caa3          1,050,000
                 Bonds, Series 1993A, The Meadows - Section 8 Assisted
                 Project, 6.000%, 7/01/23 (Alternative Minimum Tax)#

        2,000   Hospital Authority of the City of Kokomo, Indiana, Hospital           8/03 at 102.00      N/R***          2,122,980
                 Revenue Refunding Bonds, Series 1993, St. Joseph Hospital &
                 Health Center of Kokomo, 6.250%, 8/15/05

        5,000   M.S.D. of Warren Township, Vision 2005 School Building                1/11 at 100.00         AAA          5,401,700
                 Corporation, Marion County, Indiana, First Mortgage
                 Bonds, Series 2000, 5.500%, 7/15/20 - FGIC Insured

        3,615   Mooresville Consolidated School Building Corporation, Morgan          1/04 at 101.00      N/R***          3,779,049
                 County, Indiana, First Mortgage Bonds, Series 1994A,
                 6.200%, 7/15/15 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.0%

          195   City of Davenport, Iowa, Home Ownership Mortgage Revenue              9/04 at 102.00         Aa2            201,345
                 Refunding Bonds, Series 1994, 7.900%, 3/01/10


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.1%

          610   Johnson County, Kansas, Single Family Mortgage Revenue                5/04 at 103.00         Aa2            634,839
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

                Kansas Development Finance Authority, Multifamily Housing
                Refunding Revenue Bonds, First Kansas State Partnership,
                L.P. Project, Series 1998Y:
        7,910    6.000%, 12/01/20 (Alternative Minimum Tax)                          12/08 at 101.00         N/R          7,086,965
        2,460    6.125%, 12/01/28 (Alternative Minimum Tax)                          12/08 at 101.00         N/R          2,142,365

        2,000   City of Olathe, Kansas, Health Facilities Revenue Bonds, Olathe       9/10 at 100.00         AAA          2,107,680
                 Medical Center Project, Series 2000A,  5.500%, 9/01/25 -
                 AMBAC Insured

        6,825   Sedgwick County Unified School District No. 259, Wichita,             9/10 at 100.00          AA          6,444,233
                 Kansas, General Obligation Bonds, Series 2000,
                 3.500%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.1%

          495   Kentucky Housing Corporation, Housing Revenue Bonds,                  7/06 at 102.00         AAA            522,923
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

$       3,135   Clover Dale Housing Corporation, Louisiana, Multifamily              10/03 at 100.00         AA-        $ 3,150,550
                 Mortgage Revenue Refunding Bonds, Clover Dale Plaza -
                 FHA-Insured Mortgage, Section 8 Assisted Project,
                 1995 Series A, 6.550%, 2/01/22

        3,070   Jefferson Sales Tax District, Parish of Jefferson, Louisiana,        12/12 at 100.00         AAA          3,310,811
                 Special Sales Tax Revenue Bonds, Series 2002 Refunding,
                 5.250%, 12/01/20 - AMBAC Insured

        5,535   Orleans Levee District, A Political Subdivision of the State of      12/05 at 103.00         AAA          6,262,188
                 Louisiana, Levee Improvement Bonds, Series 1986 Serial
                 and Term Trust Receipts, 5.950%, 11/01/14 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 3.5%

        7,520   Maine Educational Loan Marketing Corporation, Subordinate               No Opt. Call          A2          8,114,606
                 Student Loan Revenue Bonds, Series 1994-B2,
                 6.250%, 11/01/06 (Alternative Minimum Tax)

       11,540   Maine State Housing Authority, Mortgage Purchase Bonds,               5/10 at 100.00         AA+         12,227,669
                 2000 Series C-1, 6.050%, 11/15/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 3.0%

        4,245   Community Development Administration, Maryland Department             1/07 at 102.00         Aa2          4,548,051
                 of Housing and Community Development, Housing Revenue
                 Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Community Development Administration, Maryland Department             7/07 at 102.00         Aa2          3,064,459
                 of Housing and Community Development, Housing Revenue
                 Bonds, Series 1997A, 6.000%, 7/01/39 (Alternative
                 Minimum Tax)

        6,800   Housing Opportunities Commission of Montgomery County,                7/06 at 102.00          A2          7,167,336
                 Montgomery County, Maryland, Multifamily Housing Revenue
                 Bonds, 1996 Series B, 6.400%, 7/01/28 (Alternative
                 Minimum Tax)

        2,315   Housing Opportunities Commission of Montgomery County,                7/10 at 100.00         Aaa          2,507,793
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.0%

          100   Massachusetts Housing Finance Agency, Housing Project                10/03 at 102.00          A+            102,111
                 Revenue Bonds, 1993 Series A Refunding, 6.300%, 10/01/13


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 7.2%

        5,000   City of Detroit, Michigan, Convention Facility Limited Tax            9/03 at 102.00         AAA          5,175,800
                 Revenue Refunding Bonds, Cobo Hall Expansion Project,
                 Series 1993, 5.250%, 9/30/12 - FSA Insured

       10,225   City of Detroit, Michigan, Water Supply System Revenue                7/07 at 101.00         AAA         10,402,608
                 Bonds, Senior Lien, Series 1997-A, 5.000%, 7/01/27 -
                 MBIA Insured

                City of Hancock Hospital Finance Authority, Michigan,
                FHA-Insured Mortgage Hospital Revenue Bonds, Portage Health
                System, Inc., Series 1998:
        2,490    4.625%, 8/01/18 - MBIA Insured                                       8/08 at 100.00         AAA          2,598,315
        4,400    5.450%, 8/01/47 - MBIA Insured                                       8/08 at 100.00         AAA          4,531,472

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue             No Opt. Call        BBB-          1,997,620
                 and Refunding Bonds, Detroit Medical Center Obligated
                 Group, Series 1993B, 5.000%, 8/15/03

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00        BBB-          7,545,930
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

        3,750   Michigan Strategic Fund, Limited Obligation Refunding Revenue         6/03 at 102.00         AAA          3,846,188
                 Bonds, Consumers Power Company Project, Collateralized
                 Series 1993B, 5.800%, 6/15/10 - CAPMAC Insured

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds,          9/03 at 102.00         AAA          6,207,840
                 Detroit Edison Company Project, Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.9%

        4,460   Minneapolis-St. Paul Housing Finance Board, Minnesota,               11/07 at 102.00         AAA          4,647,944
                 Single Family Mortgage Revenue Bonds, FNMA/GNMA Backed
                 Program, Phase XI-AB, 5.800%, 11/01/30 (Alternative
                 Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,681,195
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

        2,720   City of Minnetonka, Minnesota, Multifamily Housing Revenue           12/04 at 102.00         AAA          2,834,920
                 Refunding Bonds, Series 1994A, GNMA Collateralized
                 Mortgage Loan - Brier Creek Project, 6.450%, 6/20/24


                                       31


                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.4%

$       2,000   Mississippi Higher Education Assistance Corporation, Student          9/03 at 101.00         Aaa        $ 2,044,980
                 Loan Revenue Bonds, Senior Series 1993B, 5.800%, 9/01/06
                 (Alternative Minimum Tax)

        5,180   State of Mississippi, General Obligation Bonds, Series 2002A            No Opt. Call          AA          6,038,326
                 Refunding, 5.500%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.4%

        2,000   City of St. Louis, Missouri, Airport Revenue Bonds, Series 2001A,     7/11 at 100.00         AAA          2,050,420
                 Airport Development Program, 5.000%, 7/01/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.1%

        9,000   Nebraska Higher Education Loan Program Inc., Senior                     No Opt. Call         AAA         10,150,740
                  Subordinate Bonds, Series A-5A, 6.250%, 6/01/18 (Alternative
                 Minimum Tax) - MBIA Insured

        2,325   Nebraska Investment Finance Authority, Single Family Housing          3/07 at 101.50         AAA          2,421,023
                 Revenue Bonds, 1998 Series F, 5.600%, 9/01/20 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.2%

       10,420   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,591,937
                 Bonds, Series 2002C, 5.500%, 6/15/18 - MBIA Insured

        4,500   Clark County School District, Nevada, General Obligation                No Opt. Call         AAA          5,564,430
                 School Improvement Bonds, Series 1991A, 7.000%, 6/01/10 -
                 MBIA Insured

        1,300   Nevada Housing Division, Single Family Mortgage Bonds,                4/04 at 102.00          A1          1,344,642
                 1992 Senior Series B, 6.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.1%

          575   New Hampshire Housing Finance Authority Single Family                 1/07 at 102.00         Aa2            611,208
                 Mortgage Acquisition Revenue Bonds, 1996 Series C,
                 6.200%, 7/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.3%

        3,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                  No Opt. Call         AAA          3,706,110
                 Series 1991C, 6.500%, 1/01/16 - MBIA Insured

       15,000   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00          A-         12,788,700
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

        3,125   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00          A-          2,769,531
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 12.2%

        1,000   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A          1,065,400
                 Fiscal 1995 Series A, 7.000%, 8/01/04

        3,500   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A          3,553,305
                 Fiscal 1996 Series B, 6.750%, 8/15/03

       14,310   The City of New York, New York, General Obligation Bonds,               No Opt. Call           A         15,431,475
                 Fiscal 1996 Series F, 6.500%, 2/01/05

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 1998 Series C:
        1,350    5.000%, 5/01/26 (Pre-refunded to 5/01/08)                            5/08 at 101.00      AA+***          1,529,874
       15,565    5.000%, 5/01/26                                                      5/08 at 101.00         AA+         15,854,820

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 2000 Series C:
        3,630    5.875%, 11/01/16 (Pre-refunded to 5/15/10)                           5/10 at 101.00      AA+***          4,320,571
        5,000    5.500%, 11/01/24                                                     5/10 at 101.00         AA+          5,428,850

          220   New York City Transitional Finance Authority, New York, Future        5/10 at 101.00         AA+            255,191
                 Tax Secured Bonds, Fiscal 2000 Series A, 5.875%, 11/01/16

        2,490   New York State Medical Care Facilities Finance Agency,                8/03 at 101.00         AAA          2,587,235
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue
                 Bonds, 1992 Series B, 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00          AA          4,556,076
                 FHA-Insured Mortgage Project Revenue Bonds, 1995
                 Series B, 6.150%, 2/15/35

                New York State Medical Care Facilities Finance Agency, Hospital
                and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
        4,875    6.200%, 2/15/21 (Pre-refunded to 2/15/04)                            2/04 at 102.00       AA***          5,167,988
        3,365    6.200%, 2/15/21                                                      2/04 at 102.00          AA          3,546,273

        7,500   New York State Thruway Authority, General Revenue Bonds,              1/05 at 102.00         AAA          8,231,550
                 Series C, 6.000%, 1/01/15 (Pre-refunded to 1/01/05) -
                 FGIC Insured


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.3%

$       2,000   North Carolina Municipal Power Agency Number 1, Catawba                 No Opt. Call         AAA        $ 2,343,200
                 Electric Revenue Bonds, Series 1992, 6.000%, 1/01/11 -
                 MBIA Insured

       10,000   North Carolina Municipal Power Agency Number 1, Catawba               1/13 at 100.00         AAA         10,905,700
                 Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/18 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.0%

          205   City of Minot, North Dakota, Single Family Mortgage Revenue           8/03 at 102.00         Aa2            209,725
                 Refunding Bonds, Series 1993, 7.700%, 8/01/10


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.2%

        4,500   Akron, Bath and Copley Joint Township Hospital District, Ohio,        5/03 at 102.00        Baa1          4,597,695
                 Hospital Facilities Revenue Bonds, Series 1992, Summa
                 Health System Project, 6.250%, 11/15/07

        9,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                1/10 at 101.00         AAA          9,180,270
                 Series 2000A, 5.000%, 1/01/31 - FSA Insured

        3,000   County of Franklin, Ohio, Development Revenue Bonds,                 10/09 at 101.00           A          3,298,500
                 Series 1999, American Chemical Society Project,
                 5.800%, 10/01/14

        1,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue        1/05 at 103.00          Aa          1,021,240
                 Bonds, Series 1994A, FHA-Insured Mortgage Loan Hamilton
                 Creek Apartments Project, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

        1,615   Ohio Housing Finance Agency, Residential Mortgage Revenue             3/05 at 102.00         Aaa          1,696,638
                 Bonds, GNMA Mortgage-Backed Securities Programs,
                 1995 Series A-1, 6.300%, 9/01/17

        4,370   City of Toledo, Ohio, General Obligation Bonds, Series 1994,         12/04 at 102.00         AAA          4,766,796
                 5.750%, 12/01/09 (Pre-refunded to 12/01/04) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.6%

          805   Oklahoma Housing Finance Agency, Single Family Mortgage               3/10 at 101.00         Aaa            864,288
                 Revenue Bonds, 2000 Series C-2, Homeownership Loan
                 Program, 6.200%, 9/01/28 (Alternative Minimum Tax)

                Oklahoma County Finance Authority, Multifamily Housing
                First Mortgage Revenue Bonds, Series 1998A, Multiple
                Apartments Project:
        3,495    7.000%, 4/01/18#                                                     4/06 at 102.00         N/R          1,398,000
        7,000    7.125%, 4/01/28#                                                     4/06 at 102.00         N/R          2,800,000

        7,265   Southwest Rural Development Authority, Oklahoma, Multifamily          6/09 at 100.00         N/R          3,632,500
                 Housing Revenue Bonds, Series 1999, 7.250%, 6/01/34#

        9,855   Tulsa County Industrial Authority, Oklahoma, First Mortgage           3/11 at 101.00         N/R          8,510,187
                 Multifamily Housing Revenue Bonds, Series 1999, Stoneridge
                 Apartments Project, 6.125%, 3/01/39 (Alternative Minimum Tax)

        3,340   Tulsa Industrial Authority, Oklahoma, Revenue and Refunding             No Opt. Call         AAA          4,019,156
                 Bonds, Hillcrest Medical Center Project, Series 1996,
                 6.500%, 6/01/09 - CONNIE LEE Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.9%

        5,000   Pennsylvania Economic Development Finance Authority,                  1/04 at 102.00        BBB-          5,095,950
                 Resource Recovery Revenue Bonds, Senior Series 1994A,
                 Northampton Generating Project, 6.400%, 1/01/09 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 3.3%

       12,390   Commonwealth of Puerto Rico, Public Improvement Refunding               No Opt. Call         AAA         15,420,470
                 Bonds, Series 1997, General Obligation Bonds,
                 6.500%, 7/01/13 - MBIA Insured

        3,470   University of Puerto Rico, University System Revenue Bonds,           6/10 at 100.00         AAA          4,007,919
                 Series O, 5.750%, 6/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.8%

       20,000   Tobacco Settlement Financing Corporation of Rhode Island,             6/12 at 100.00          A-         16,356,400
                 Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.9%

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Refunding Bonds, Series 1991:
        5,000    6.250%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA          6,089,350
        5,750    4.000%, 1/01/23 - MBIA Insured                                       7/03 at 100.00         AAA          5,205,820

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,767,763
                 Revenue Bonds, 1998A Refunding Series, 5.500%, 1/01/13 -
                 MBIA Insured


                                       33


                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.6%

$       1,500   Metropolitan Government of Nashville and Davidson County,             5/08 at 102.00          AA        $ 1,565,775
                 Tennessee, Electric System Revenue Bonds, 1998 Series A,
                 5.200%, 5/15/23

        1,880   Tennessee Housing Development Agency, Mortgage Finance                7/04 at 102.00          AA          1,952,117
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.5%

        4,500   Alliance Airport Authority, Inc., Texas, Special Facilities           6/03 at 100.00        Caa2          1,575,180
                 Revenue Bonds, Series 1990, American Airlines, Inc. Project,
                 7.500%, 12/01/29 (Alternative Minimum Tax)

        3,345   Columbia-Brazoria Independent School District, Brazoria               2/09 at 100.00         AAA          3,347,275
                 County, Texas, Unlimited Tax School Building Bonds,
                 Series 1999, 4.750%, 2/01/25

        8,000   Cities of Dallas and Fort Worth, Texas, Joint Revenue                11/11 at 100.00         AAA          8,825,360
                 Refunding and Improvement Bonds, Dallas-Ft. Worth
                 International Airport, Series 2001A, 5.875%, 11/01/19
                 (Alternative Minimum Tax) - FGIC Insured

        6,000   Garland Housing Finance Corporation, Texas, Multifamily              12/11 at 101.00         N/R          6,203,040
                 Housing Mortgage Revenue Bonds, Edgewood Drive
                 Apartments, Series 2000, 7.500%, 6/01/40 (Alternative
                 Minimum Tax)

        8,345   Hillsboro Housing Finance Corporation, Texas, Multifamily             6/09 at 100.00         N/R          4,589,750
                 Housing Revenue Bonds, Series 1999, 7.250%, 6/01/34#

       28,305   City of Houston, Texas, Hotel Occupancy Tax and Special                 No Opt. Call         AAA          7,350,525
                 Revenue Bonds, Series 2001B, Convention Project,
                 0.000%, 9/01/28 - AMBAC Insured

        7,500   City of Houston Water and Sewer System, Texas, Junior Lien              No Opt. Call         AAA          8,893,275
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured

        5,000   City of Houston Water and Sewer System, Texas, Junior Lien           12/07 at 102.00         AAA          5,085,350
                 Revenue Refunding Bonds, Series 1997D, 5.000%, 12/01/25 -
                 FGIC Insured

        7,140   Liberty County Housing Development Corporation, Texas,                6/09 at 100.00         N/R          6,568,800
                 Multifamily Housing Revenue Bonds, Series 1999,
                 7.250%, 6/01/34

          496   Midland Housing Finance Corporation, Texas, Single Family            11/05 at 103.00         Aaa            534,108
                 Mortgage Revenue Refunding, Series 1992A, 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        2,300    5.500%, 2/15/21                                                      2/11 at 100.00         AAA          2,481,723
        2,400    5.500%, 2/15/23                                                      2/11 at 100.00         AAA          2,571,576

                Mount Pleasant Independent School District, Titus County, Texas,
                General Obligation Bonds, Series 2001 Refunding:
        3,025    5.000%, 2/15/26                                                      8/11 at 100.00         Aaa          3,093,819
        3,000    5.125%, 2/15/31                                                      8/11 at 100.00         Aaa          3,083,820

        6,000   Raven Hills Higher Education Corporation, Texas, Student              8/12 at 100.00         Aaa          6,135,660
                 Housing Revenue Bonds, Texan Hall LLC - Angelo State
                 University, Series 2002A, 5.000%, 8/01/25 - MBIA Insured

        3,410   Retama Development Corporation, Texas, Special Facilities               No Opt. Call         AAA          4,866,138
                 Revenue Bonds, Retama Park Racetrack Project, Series 1993,
                 8.750%, 12/15/12

        4,700   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,839,590
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        4,359   Texas General Services Commission, Participation Interests,           9/03 at 100.50           A          4,430,843
                 Series 1992, 7.500%, 9/01/22

        8,500   Travis County Health Facilities Development Corporation,             11/03 at 102.00         Aaa          8,853,515
                 Texas, Hospital Revenue Bonds, Daughters of Charity National
                 Health System - Daughters of Charity Health Services of
                 Austin, Series 1993B, 6.000%, 11/15/22

        7,295   Wilbarger County Housing Finance Corporation, Texas,                  6/09 at 100.00         N/R          3,647,500
                 Multifamily Housing Revenue Bonds, Series 1999,
                 7.250%, 6/01/34#


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 6.4%

$       4,845   City of Bountiful, Davis County, Utah, Hospital Revenue              12/08 at 101.00         N/R        $ 4,204,200
                 Refunding Bonds, South Davis Community Hospital Project,
                 Series 1998, 5.750%, 12/15/18

       17,570   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA         19,762,912
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19 -
                 MBIA Insured

                Intermountain Power Agency, Utah, Power Supply Revenue
                Bonds, Series 1996A:
        5,065    6.150%, 7/01/14                                                      7/06 at 102.00       A+***          5,792,587
        2,935    6.150%, 7/01/14                                                      7/06 at 102.00          A+          3,163,255

          780   Utah Housing Finance Agency, Single Family Mortgage                   7/10 at 100.00          AA            809,078
                 Bonds, 2000 Series G, 5.875%, 7/01/27 (Alternative
                 Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                2001 Series C:
        2,395    5.500%, 1/01/18 (Alternative Minimum Tax)                            1/11 at 100.00         AA-          2,523,156
          960    5.650%, 1/01/21 (Alternative Minimum Tax)                            1/11 at 100.00         Aa2          1,007,126


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.9%

        8,190   Hampton, Virginia, Convention Center Revenue Bonds,                   1/13 at 100.00         AAA          8,401,711
                 Series 2002, 5.000%, 1/15/35 - AMBAC Insured

        2,645   Suffolk Redevelopment and Housing Authority, Virginia,                7/03 at 102.00        Baa2          2,694,779
                 Multifamily Housing Revenue Refunding Bonds, Series 1994,
                 Chase Heritage at Dulles Project, 7.000%, 7/01/24
                 (Mandatory put 7/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 15.8%

        1,050   City of Bellevue, King County, Washington, Water and Sewer            7/04 at 100.00         Aa2          1,104,537
                 Revenue Refunding Bonds, Series 1994, 5.875%, 7/01/09

        1,855   Public Utility District No. 1 of Chelan County, Washington,           7/09 at 101.00          AA          1,992,400
                 Chelan Hydro-Consolidated System Revenue Bonds,
                 Series 1999A, 6.200%, 7/01/34 (Alternative Minimum Tax)

        1,035   Covington Water District, King County, Washington, Water              3/05 at 100.00         AAA          1,123,203
                 Improvement and Refunding Revenue Bonds, Series 1995,
                 6.050%, 3/01/20 (Pre-refunded to 3/01/05) - AMBAC Insured

        1,655   Everett, Washington, General Obligation Bonds, Series 1997,           9/07 at 100.00         Aaa          1,784,702
                 Limited Tax, 5.125%, 9/01/17 - FSA Insured

        1,000   Seattle Indian Services Commission, Washington, Special              11/04 at 100.00         AAA          1,064,610
                 Obligation Bonds, Series 1994, 6.000%, 11/01/16

        1,640   Housing Authority of Skagit County, Washington, Low-Income           11/04 at 104.00         AAA          1,744,780
                 Housing Assistance Revenue Bonds, Series 1993, GNMA
                 Collateralized Mortgage Loan - Sea Mar Project,
                 7.000%, 6/20/35

        1,500   Mukilteo School District No. 6, Snohomish County,                       No Opt. Call         AAA          1,756,995
                 Washington, Unlimited Tax General Obligation and Refunding
                 Bonds, 1993, 5.700%, 12/01/12 - FGIC Insured

        1,570   Spokane Downtown Foundation, Washington, Parking Revenue              8/08 at 102.00           D            792,850
                 Bonds, Series 1998, River Park Square Project, 5.600%, 8/01/19

        8,155   City of Tacoma, Washington, Electric System Revenue Bonds,            1/11 at 101.00         AAA          9,066,403
                 Series 2001A Refunding, 5.750%, 1/01/20 - FSA Insured

        4,705   City of Tacoma, Washington, Sewer Revenue Bonds,                        No Opt. Call         AAA          6,002,451
                 Series 1994B Refunding, 8.000%, 12/01/08 - FGIC Insured

        5,000   Tobacco Settlement Authority, Washington, Tobacco Settlement          6/13 at 100.00          A-          4,532,650
                 Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26

                State of Washington, General Obligation Bonds, Series 1994B:
           45    6.000%, 5/01/19 (Pre-refunded to 5/01/04)                            5/04 at 100.00      AA+***             47,199
        1,955    6.000%, 5/01/19 (Pre-refunded to 5/01/04)                            5/04 at 100.00      AA+***          2,050,521

        2,000   Washington Health Care Facilities Authority, Revenue Bonds,           8/08 at 102.00          AA          2,012,600
                 Series 1998, Highline Community Hospital, 5.000%, 8/15/21 -
                 RAAI Insured

        1,000   Washington Health Care Facilities Authority, Revenue Bonds,           8/13 at 102.00         AAA          1,010,830
                 Series 1998, Harrison Memorial Hospital, 5.000%, 8/15/28 -
                 AMBAC Insured

        4,500   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102.00      Aa1***          4,625,280
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13
                 (Pre-refunded to 7/01/03)

       23,000   Washington Public Power Supply System, Nuclear Project No. 1          7/03 at 102.00         Aa1         23,505,080
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1990A:
        6,080    7.250%, 7/01/06                                                        No Opt. Call      Aa1***          7,119,802
          395    7.250%, 7/01/06                                                        No Opt. Call         Aa1            457,860


                                       35


                            Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                                    Portfolio of INVESTMENTS April 30, 2003 (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$      11,000   Washington Public Power Supply System, Nuclear Project No. 3            No Opt. Call         Aa1      $  13,346,740
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

        4,700   Washington Public Power Supply System, Nuclear Project No. 3          7/08 at 102.00         Aa1          4,905,813
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18

        1,400   Washington State University, Housing and Dining System               10/04 at 101.00         AAA          1,516,354
                 Revenue and Refunding Bonds, Series 1994, 6.375%, 10/01/18
                 (Pre-refunded to 10/01/04) - MBIA Insured

        1,000   Yakima-Tieton Irrigation District, Yakima County, Washington,         6/03 at 102.00         AAA          1,023,930
                 Refunding Revenue Bonds, Series 1992, 6.125%, 6/01/13 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.9%

        3,200   Wisconsin Housing and Economic Development Authority,                 7/10 at 100.00          AA          3,242,432
                 Home Ownership Revenue Bonds, Series 2000,
                 6.100%, 3/01/27 (Alternative Minimum Tax)

        7,500   Wisconsin Health and Educational Facilities Authority,                2/12 at 101.00         AAA          7,728,146
                 Revenue Bonds, Ministry Health Care Inc., Series 2002A,
                 5.250%, 2/15/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     919,282   Total Long-Term Investments (cost $870,390,218) - 153.2%                                                896,924,980
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.2%

       10,000   Connecticut Health and Educational Facilities Authority,                                    A-1+         10,000,000
                 Revenue Bonds, Yale University, Variable Rate Demand
                 Bonds, Series 1997, 1.300%, 7/01/29+

        2,655   Lower Neches Valley Authority, Texas, Industrial Development                                A-1+          2,655,000
                 Corporation Exempt Facilities Revenue  Bonds, Exxon Mobil
                 Project, Series 2001B, Variable Rate Demand Obligations,
                 1.350%, 11/01/29 (Alternative Minimum Tax)+
------------------------------------------------------------------------------------------------------------------------------------
$      12,655   Total Short-Term Investments (cost $12,655,000)                                                          12,655,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $883,045,218) - 155.4%                                                          909,579,980
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     14,126,317
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (57.8)%                                                       (338,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 585,306,297
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       36


                            Statement of
                                  ASSETS AND LIABILITIES April 30, 2003 (Unaudited)
                                                                                   PREMIUM INCOME  PREMIUM INCOME 2 PREMIUM INCOME 4
                                                                                            (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $1,389,999,443,
   $915,082,910 and $883,045,218, respectively)                                    $1,460,391,338      $968,330,962    $909,579,980
Receivables:
   Interest                                                                            26,773,827        15,957,435      16,307,673
   Investments sold                                                                     6,311,910         1,336,285       1,050,000
 Other assets                                                                              53,209            19,355          54,616
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                  1,493,530,284       985,644,037     926,992,269
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                          5,246,810         1,636,724       2,500,290
Payable for investments purchased                                                         352,410         2,533,375              --
Accrued expenses:
   Management fees                                                                        747,065           498,845         471,139
   Other                                                                                  351,057           221,182         274,715
Preferred share dividends payable                                                          52,168            38,230          39,828
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 6,749,510         4,928,356       3,285,972
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                525,000,000       347,000,000     338,400,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                             $  961,780,774      $633,715,681    $585,306,297
====================================================================================================================================
Common shares outstanding                                                              63,785,431        41,093,661      43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                           $        15.08      $      15.42    $      13.54
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                            $      637,854      $    410,937    $    432,367
Paid-in surplus                                                                       901,294,948       570,816,193     592,382,262
Undistributed net investment income                                                    11,969,081         7,854,074       4,618,092
Accumulated net realized gain (loss) from investments                                 (22,513,004)        1,386,425     (38,661,186)
Net unrealized appreciation of investments                                             70,391,895        53,248,052      26,534,762
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                             $  961,780,774      $633,715,681    $585,306,297
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000       200,000,000     200,000,000
   Preferred                                                                            1,000,000         1,000,000       1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       37


                            Statement of
                                OPERATIONS Six Months Ended April 30, 2003 (Unaudited)

                                                                                   PREMIUM INCOME  PREMIUM INCOME 2 PREMIUM INCOME 4
                                                                                            (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $39,894,147       $25,821,331     $ 24,141,294
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                         4,516,112         3,012,673       2,854,601
Preferred shares - auction fees                                                           650,856           430,185         419,523
Preferred shares - dividend disbursing agent fees                                          29,753            29,753          39,671
Shareholders' servicing agent fees and expenses                                           123,501            44,566          63,833
Custodian's fees and expenses                                                             164,342           108,220         103,193
Directors' fees and expenses                                                                8,912             6,141           7,694
Professional fees                                                                          24,183            17,288         226,901
Shareholders' reports - printing and mailing expenses                                      64,724            36,221          48,239
Stock exchange listing fees                                                                12,362             8,097          11,399
Investor relations expense                                                                 98,105            63,957          63,628
Other expenses                                                                             40,009            25,767          29,314
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                              5,732,859         3,782,868       3,867,996
   Custodian fee credit                                                                   (18,649)          (22,005)        (15,909)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                            5,714,210         3,760,863       3,852,087
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  34,179,937        22,060,468      20,289,207
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                                              (3,968,543)        1,389,368     (12,464,353)
Change in net unrealized appreciation (depreciation) of investments                    15,717,613         8,895,058      15,812,562
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                              11,749,070        10,284,426       3,348,209
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                             (2,639,450)       (1,507,347)     (1,782,388)
From accumulated net realized gains from investments                                           --          (384,068)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Preferred shareholders                                                           (2,639,450)       (1,891,415)     (1,782,388)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                $43,289,557       $30,453,479    $ 21,855,028
====================================================================================================================================


                                       38


                                 See accompanying notes to financial statements.

                            Statement of
                                  CHANGES IN NET ASSETS (Unaudited)

                                    PREMIUM INCOME (NPI)               PREMIUM INCOME 2 (NPM)            PREMIUM INCOME 4 (NPT)
                             ---------------------------------  ---------------------------------- ---------------------------------
                             SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                      4/30/03         10/31/02           4/30/03          10/31/02          4/30/03        10/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 34,179,937     $ 70,354,430      $ 22,060,468      $ 48,293,168     $ 20,289,207    $ 43,363,268
Net realized gain (loss) from
   investments                     (3,968,543)      (6,201,951)        1,389,368         4,919,255      (12,464,353)    (18,076,293)
Change in net unrealized
   appreciation (depreciation)
   of investments                  15,717,613      (24,711,552)        8,895,058       (17,479,447)      15,812,562     (16,827,256)
Distributions to Preferred
Shareholders:
   From net investment income      (2,639,450)      (7,145,600)       (1,507,347)       (4,488,225)      (1,782,388)     (4,693,924)
   From accumulated net
     realized gains
     from investments                      --               --          (384,068)         (556,725)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                 43,289,557       32,295,327        30,453,479        30,688,026       21,855,028       3,765,795
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (30,234,294)     (57,842,053)      (20,233,004)      (39,520,479)     (18,509,632)    (36,793,968)
From accumulated net
   realized gains
   from investments                        --               --        (4,164,058)       (1,872,949)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to
   Common shareholders            (30,234,294)     (57,842,053)      (24,397,062)      (41,393,428)     (18,509,632)    (36,793,968)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable
   to Common shares                13,055,263      (25,546,726)        6,056,417       (10,705,402)       3,345,396     (33,028,173)
Net assets applicable to
   Common shares at
   the beginning of period        948,725,511      974,272,237       627,659,264       638,364,666      581,960,901     614,989,074
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $961,780,774     $948,725,511      $633,715,681      $627,659,264     $585,306,297    $581,960,901
====================================================================================================================================
Undistributed net investment
   income at the end of period   $ 11,969,081     $ 10,662,888       $ 7,854,074       $ 7,533,957      $ 4,618,092     $ 4,620,896
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       39


                            Notes to
                                   FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2003, Premium Income 2 (NPM) had an outstanding when-issued purchase commitment of $2,533,375. There were no such outstanding purchase commitments in Premium Income (NPI) nor Premium Income 4 (NPT).

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      3,800        2,000        2,200
   Series M2                                     2,000           --           --
   Series T                                      3,800        3,000        2,000
   Series T2                                        --           --        1,328
   Series W                                      3,800        2,000        1,680
   Series W2                                        --           --          520
   Series TH                                     3,800        3,000        2,680
   Series F                                      3,800        2,000        1,800
   Series F2                                        --        1,880        1,328
--------------------------------------------------------------------------------
Total                                           21,000       13,880       13,536
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

None of the Funds engaged in transactions in their own shares during the six months ended April 30, 2003, nor during the fiscal year ended October 31, 2002.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities for the six months ended April 30, 2003, were as follows:

                                            PREMIUM        PREMIUM       PREMIUM
                                             INCOME       INCOME 2      INCOME 4
                                              (NPI)          (NPM)         (NPT)
--------------------------------------------------------------------------------
Purchases                               $98,041,717   $144,951,659   $65,122,644
Sales and maturities                     59,301,310     95,014,570    74,556,665
================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (Unaudited) (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At April 30, 2003, the cost of investments were as follows:

                                             PREMIUM       PREMIUM       PREMIUM
                                              INCOME      INCOME 2      INCOME 4
                                               (NPI)         (NPM)         (NPT)
--------------------------------------------------------------------------------

Cost of Investments                   $1,388,581,482  $914,401,912  $881,644,979
================================================================================


Gross unrealized appreciation and gross unrealized depreciation on investments at April 30, 2003, were as follows:

                                              PREMIUM      PREMIUM       PREMIUM
                                               INCOME     INCOME 2      INCOME 4
                                                (NPI)        (NPM)         (NPT)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $100,376,294  $61,473,945 $ 61,852,068
   Depreciation                           (28,566,438)  (7,544,895) (33,917,067)
--------------------------------------------------------------------------------
Net unrealized appreciation
   on investments                        $ 71,809,856  $53,929,050 $ 27,935,001
================================================================================


The tax components of undistributed net investment income and realized gains at October 31, 2002, the Funds' last fiscal year end, were as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income        $14,392,462   $9,881,002   $6,292,473
Undistributed net ordinary income *             31,042      150,954       97,805
Undistributed net long-term capital gains           --    4,545,182           --
================================================================================


The tax character of distributions paid during the fiscal year ended October 31, 2002, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------

Distributions from net tax-exempt income   $64,402,305  $43,699,555  $41,452,859
Distributions from net ordinary income *       108,695      118,526           --
Distributions from net long-term
   capital gains                                    --    2,429,675           --
================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2002, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            PREMIUM      PREMIUM
                                                             INCOME     INCOME 4
                                                              (NPI)        (NPT)
--------------------------------------------------------------------------------
Expiration year:
   2003                                                      $   --  $ 5,281,759
   2004                                                          --           --
   2005                                                          --           --
   2006                                                          --           --
   2007                                                          --           --
   2008                                                  12,335,442    2,835,520
   2009                                                          --           --
   2010                                                   6,203,091   18,079,554
--------------------------------------------------------------------------------
Total                                                   $18,538,533  $26,196,833
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. INVESTMENT COMPOSITION

At April 30, 2003, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                PREMIUM      PREMIUM     PREMIUM
                                                 INCOME     INCOME 2    INCOME 4
                                                  (NPI)        (NPM)       (NPT)
--------------------------------------------------------------------------------
Consumer Staples                                    4%            5%          5%
Education and Civic Organizations                   6             5           6
Healthcare                                          8             6           9
Housing/Multifamily                                 3             5          11
Housing/Single Family                               9             7           4
Tax Obligation/General                             14            27          15
Tax Obligation/Limited                             18            10          10
Transportation                                      9             5           5
U.S. Guaranteed                                    13            17          12
Utilities                                          11            10          15
Water and Sewer                                     2             1           7
Other                                               3             2           1
--------------------------------------------------------------------------------
                                                  100%          100%        100%
================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (Unaudited) (continued)



Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (64% for Premium Income (NPI), 56% for Premium Income 2 (NPM) and 57% for Premium Income 4
(NPT)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 2, 2003, to shareholders of record on May 15, 2003, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Dividend per share                              $.0800       $.0815       $.0710
================================================================================

                  Financial
                         HIGHLIGHTS (Unaudited)


                            Financial
                                   HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                          Less Distributions
                                    ------------------------------------------------------------- ------------------------------
                                                             Distributions  Distributions
                                                                  from Net           from                Net
                         Beginning                      Net     Investment        Capital         Investment    Capital
                            Common                Realized/      Income to       Gains to          Income to   Gains to
                             Share         Net   Unrealized      Preferred      Preferred             Common     Common
                         Net Asset  Investment   Investment         Share-         Share-             Share-     Share-
                             Value      Income  Gain (Loss)        holders+       holders+  Total    holders    holders    Total
==================================================================================================================================
PREMIUM INCOME (NPI)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                     $14.87       $ .54       $  .18          $(.04)           $--  $  .68      $(.47)       $--   $ (.47)
2002                         15.27        1.10         (.48)          (.11)            --     .51       (.91)        --     (.91)
2001                         14.23        1.12          .98           (.26)            --    1.84       (.80)        --     (.80)
2000                         13.46        1.11          .78           (.33)            --    1.56       (.79)        --     (.79)
1999                         15.66        1.09        (2.10)          (.24)          (.02)  (1.27)      (.85)      (.07)    (.92)
1998                         15.28        1.15          .43           (.25)          (.01)   1.32       (.88)      (.06)    (.94)

PREMIUM INCOME 2 (NPM)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                      15.27         .54          .25           (.04)          (.01)    .74       (.49)      (.10)    (.59)
2002                         15.53        1.17         (.30)          (.11)          (.01)    .75       (.96)      (.05)   (1.01)
2001                         14.75        1.21          .73           (.27)            --    1.67       (.89)        --     (.89)
2000                         14.61        1.22          .20           (.34)            --    1.08       (.92)      (.02)    (.94)
1999                         16.15        1.18        (1.48)          (.24)          (.01)   (.55)      (.94)      (.04)    (.98)
1998                         15.80        1.17          .46           (.24)          (.02)   1.37       (.93)      (.09)   (1.02)

PREMIUM INCOME 4 (NPT)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                      13.46         .47          .08           (.04)            --     .51       (.43)        --     (.43)
2002                         14.22        1.00         (.80)          (.11)            --     .09       (.85)        --     (.85)
2001                         13.54        1.08          .66           (.25)            --    1.49       (.81)        --     (.81)
2000                         13.50        1.11          .07           (.32)            --     .86       (.82)        --     (.82)
1999                         15.05        1.09        (1.56)          (.24)            --    (.71)      (.83)        --     (.83)
1998                         14.64        1.07          .42           (.26)            --    1.23       (.82)        --     (.82)
==================================================================================================================================

                                                                     Total Returns
                                                                  --------------------
                             Offering                                            Based
                            Costs and       Ending                                  on
                            Preferred       Common                 Based        Common
                                Share        Share     Ending         on     Share Net
                         Underwriting    Net Asset     Market     Market         Asset
                            Discounts        Value      Value      Value**       Value**
========================================================================================
PREMIUM INCOME (NPI)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                           $--       $15.08   $14.5600       6.69%         4.66%
2002                               --        14.87    14.1100       5.51          3.47
2001                               --        15.27    14.2500      26.60         13.22
2000                               --        14.23    11.9375       4.10         12.03
1999                             (.01)       13.46    12.2500     (14.03)        (8.59)
1998                               --        15.66    15.1875      10.60          8.86

PREMIUM INCOME 2 (NPM)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                            --        15.42    14.7300       6.55          4.96
2002                               --        15.27    14.4000       5.59          5.03
2001                               --        15.53    14.6100      17.31         11.63
2000                               --        14.75    13.2500      (2.03)         7.71
1999                             (.01)       14.61    14.5000      (8.59)        (3.66)
1998                               --        16.15    16.8750      15.98          8.93

PREMIUM INCOME 4 (NPT)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                            --        13.54    13.0700       4.13          3.82
2002                               --        13.46    12.9700        .52           .76
2001                               --        14.22    13.7500      18.68         11.28
2000                               --        13.54    12.3125       3.28          6.58
1999                             (.01)       13.50    12.7500      (8.77)        (5.03)
1998                               --        15.05    14.8125      14.54          8.58
========================================================================================

                                                          Ratios/Supplemental Data
                         --------------------------------------------------------------------------------------------
                                                 Before Credit                     After Credit***
                                          ----------------------------     ----------------------------
                                                        Ratio of Net                     Ratio of Net
                                            Ratio of      Investment         Ratio of      Investment
                              Ending        Expenses       Income to         Expenses       Income to
                                 Net      to Average         Average       to Average         Average
                              Assets      Net Assets      Net Assets       Net Assets      Net Assets
                          Applicable      Applicable      Applicable       Applicable      Applicable      Portfolio
                           to Common       to Common       to Common        to Common       to Common       Turnover
                         Shares (000)         Shares++        Shares++         Shares++        Shares++         Rate
=====================================================================================================================
PREMIUM INCOME (NPI)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                     $961,781            1.21%*          7.22%*           1.21%*          7.23%*            4%
2002                         948,726            1.22            7.39             1.22            7.39              4
2001                         974,272            1.22            7.49             1.21            7.50             20
2000                         907,640            1.28            8.09             1.27            8.10             18
1999                         858,491            1.18            7.28             1.17            7.29             15
1998                         998,755            1.14            7.41             1.14            7.41             19

PREMIUM INCOME 2 (NPM)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                      633,716            1.22*           7.09*            1.21*           7.09*            10
2002                         627,659            1.22            7.70             1.21            7.71             21
2001                         638,365            1.23            7.93             1.21            7.95             12
2000                         605,973            1.23            8.38             1.22            8.39              7
1999                         600,481            1.15            7.60             1.15            7.60              5
1998                         659,840            1.13            7.35             1.13            7.35              7

PREMIUM INCOME 4 (NPT)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2003(a)                      585,306            1.34*           7.00*            1.33*           7.01*             7
2002                         581,961            1.36            7.36             1.35            7.37             16
2001                         614,989            1.34            7.73             1.33            7.74             10
2000                         585,387            1.27            8.22             1.26            8.23             14
1999                         583,541            1.20            7.51             1.20            7.51             14
1998                         614,604            1.19            7.23             1.19            7.23             21
=====================================================================================================================

                               Preferred Shares at End of Period
                           -----------------------------------------
                             Aggregate   Liquidation
                                Amount    and Market           Asset
                           Outstanding         Value        Coverage
                                  (000)    Per Share       Per Share
====================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------
Year Ended 10/31:
2003(a)                       $525,000       $25,000         $70,799
2002                           525,000        25,000          70,177
2001                           525,000        25,000          71,394
2000                           525,000        25,000          68,221
1999                           525,000        25,000          65,881
1998                           475,000        25,000          77,566

PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------
Year Ended 10/31:
2003(a)                        347,000        25,000          70,657
2002                           347,000        25,000          70,220
2001                           347,000        25,000          70,992
2000                           347,000        25,000          68,658
1999                           347,000        25,000          68,262
1998                           300,000        25,000          79,987

PREMIUM INCOME 4 (NPT)
--------------------------------------------------------------------
Year Ended 10/31:
2003(a)                        338,400        25,000          68,241
2002                           338,400        25,000          67,983
2001                           338,400        25,000          70,434
2000                           338,400        25,000          68,247
1999                           338,400        25,000          68,110
1998                           308,400        25,000          74,822
====================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a)  For the six months ended April 30, 2003.

                                 See accompanying notes to financial statements.

                                  46-47 SPREAD

                            Build Your Wealth
                                   AUTOMATICALLY

SIDEBAR TEXT:NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE

On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.

GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                         Serving Investors
                                   FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by

NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com



                                                                     ESA-E-0403D

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date July 8, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date July 8, 2003
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By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date July 8, 2003
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* Print the name and title of each signing officer under his or her signature.